As filed with the Securities and Exchange Commission on March 10, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of registrant as specified in charter)

570 Lexington Avenue

New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro

570 Lexington Avenue

New York, NY 10022-6837

(Name and address of agent for service)

(800) 245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1. Report to Stockholders.

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Rochdale Funds Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

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Rochdale Funds Annual Report

January 31, 2008

Dear Shareholders:

We are pleased to report the performance of the Rochdale Funds (“Funds” or “Portfolios”) for the year ended December 31, 2007. Most equity asset classes earned positive returns during the year. The growth style of investing outperformed the value style of investing as the weakening outlook for the economy turned investors’ attention to less cyclical growth companies. The S&P 500 had a total return of 5.49% for the year, led by large-cap growth companies which earned 9.13%, while large-cap value companies generated a total return of 1.99%. The best performing equity class in 2007 was international, which earned a total return of 17.12%, as measured by the MSCI All Country World ex USA Index.

Considering the events and shocks that occurred this past year, the overall stock market and economy fared reasonably well. The Rochdale Funds performed consistent with their asset class benchmarks during a challenging year. We see the fact that the economy and stock market were able to partially absorb the events that transpired as an overall indication of the resilient and diversified nature of the equity markets. The really strong impact landed on the fixed income markets, which experienced significant volatility. The Rochdale Intermediate Fixed Income Fund did not have any subprime losses and generated a reasonable positive return for the year.

Despite the fact that oil exceeded $90 a barrel, the housing market is in a significant recession, subprime loan losses will be in the hundreds of billions of dollars, and leveraged investments still have the potential to cause additional losses to our banking and insurance system, we remain confident that once the current turmoil is resolved, the long-term outlook for our financial and economic systems are solid. In 2008, we may experience several quarters of increased volatility and potentially negative GDP results. Absent near-term shocks, the diversified nature of our economy provides sufficient strength and flexibility to mitigate the risks of a severe recession, despite near-term challenges to our economy of a normal recession.

What went right during the year for the equity markets to have earned a positive return? Overall, corporate earnings grew nicely in eight out of ten sectors, with financial and housing sectors experiencing negative earnings during the

Broad Market Index Performance Year Ended December 31, 2007
Index	Total Return
S&P 500	5.49%
S&P 1000	5.18%
Nasdaq Composite	9.81%
Lehman Aggregate Bond	6.63%
MSCI AC World ex USA	17.12%
Source: Lipper

Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be found on our Web site at www.rochdale.com. Total returns do not reflect sales charges, which, when applied, would lower returns.

Investing in small and medium-size companies and REITs may carry additional risks such as limited liquidity and increasing volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. When investing in bond funds, it should be noted that when interest rates rise, bond prices will fall.

An investor should consider carefully the fund’s investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliate broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

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year. With valuations at reasonable levels and acceptable earnings growth for most sectors, we are comfortable owning companies with reliable growth prospects.

In 2007, the U.S. economy grew 2.5%, its fifth straight year of GDP growth. For 2008, we expect GDP to slow to an annual growth of about 1.5% to 2.0%; however, we think there is more than a 50% chance the U.S. economy will experience a few quarters of GDP declines. Important determinants for what happens in 2008 will be the impacts of monetary and fiscal stimuli and the impact from a continuation of credit restrictions. However, we expect to end the year with a positive GDP trend.

GDP growth is expected to be below trend during the first few quarters of the year, as the consumer restrains spending in the face of high oil prices, debt repayments, and concerns about employment. If policy actions are comprehensive and timely, it is possible they could provide sufficient stimulus to forestall a recession. However, because the economy is slowing, it is important to be cautious, as any additional shock to the financial system would by itself have the potential to bring about a recession.

The impacts of credit losses still to come from the financial sector leave us relatively defensive in our equity portfolios as we enter 2008. We are seeking better clarity about the financial system before concluding that this period of risk has passed. Within the overall equity market, we like several sectors, including energy, health care, and industrials, which have sustainable revenues and earnings growth prospects.

Our mutual funds delivered a range of returns depending on the asset class and style. In 2007, Rochdale’s growth funds performed better than their comparative value funds. This underperformance by value was only the second year in the last eight that growth has outperformed. After a stellar year in 2006, the Rochdale Dividend & Income fund returned 1.91%. In a challenging year for many fixed income investors, our Intermediate Fixed Income fund performance was a solid 5.11%.

As we look back over the past year, it was our expectation that housing would slow, but we were surprised at the magnitude of losses that have occurred in the housing and banking system. The magnitude of the losses on housing related loans was a surprise, because no one except the banks understood the extent of leverage and securitization that occurred with these housing loans. The losses taken are massive and only indicate the relative disregard for or failure of the risk management practices in our banks. The good side of the subprime situation is that a large majority of the banks outside the major national and global banks did not take on these types of subprime risks. Overall, the U.S. banking system is in a healthy position, though several major banks are not so healthy. That Citigroup, Merrill Lynch, UBS, Bear Stearns, and Bank of America can experience billions of dollars in losses is indicative of more systematic issues within these companies.

Unfortunately, we expect several more quarters of losses to flow through the banking and housing sectors. Additional declines in housing values will further reduce the collateral value, thereby raising the risks associated with defaults and foreclosures. There is the concern that mortgage insurers and issuers of credit default swaps may not be properly capitalized, further increasing the risks ahead.

Non-financial corporations are in good condition from two perspectives. Their balance sheets are strong, with moderate debt levels, and their earnings, while softening in the U.S., are expected to grow 5% to 10% in 2008. With the valuation for the S&P 500 at reasonable levels relative to interest rates, our outlook for certain sectors of the equity market remains generally favorable. Our overall outlook for 2008 is cautious on segments associated with the financial and housing industries. We believe the next few quarters will bring about a better understanding of the extent of the losses from the mortgage market, the credit default market, and the insurance company market. We expect to remain somewhat defensive in the near-term, but we will be positioning for longer-term favorable equity commitments as we see early evidence of the resolution of these issues.

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On the more positive side is our view of the global growth outlook. The U.S. economy is benefiting materially from the growth in foreign economies that U.S. companies are capturing by increasing their exports to growing foreign markets. To a very meaningful extent, the growth from global trade has been a primary factor preventing the U.S. economy from entering in a recession during 2007. Global trade has been offsetting much of the weakness in our housing sector, and we believe global trade will continue to grow over 5% in aggregate, despite slowing U.S. activity.

The U.S. economy is like a well diversified portfolio. It has many sectors that are strong and continue to experience solid growth, while others are not doing well. We expect the period of near-term uncertainty to create better buying opportunities for which we are positioning the Portfolios to capture once we see evidence that the major risks are likely to pass without further shocks.

Our disciplined stock selection process has proven to be successful in identifying solid companies with appropriate valuations that can sustain revenue and earnings growth over the long-term. It is during these volatile periods that having a disciplined investment selection process creates value for long-term investors.

Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as technology, medical products, financial services, and consumer services. Growth industries typically exhibit stronger earnings growth over an entire economic cycle. During the year ended December 31, 2007, Rochdale’s Large Growth Portfolio rose 8.38% as compared with the S&P 500/Citigroup Growth benchmark, which was up 9.13%.

It is important to Rochdale Fund shareholders to understand that our primary emphasis is staying consistent with the respective asset class universe. Among our large-cap growth peers, for example, some other funds do not maintain such consistency and invest in other asset class styles, including up to 30% in international companies. Our steady performance was generated by the companies we owned in the energy, materials, capital goods, and technology industries. Given our belief that we might be entering a recessionary economic environment in 2008, we are focused on high quality steady growth companies with reasonable valuation, long-term predictable revenue streams, reliable earnings growth, and a sustainable competitive advantage. Our Large Growth Portfolio holdings are valued at 17x forward earnings, compared to 18x for the benchmark, while at the same time, earnings for the companies held in the Fund are expected to grow on average 14.4% compared to the benchmark’s 13.0%. We continued to favor several sectors based on their attractive valuation and growth prospects given current economic conditions. We like defensive sectors such as consumer staples, and sectors in the economy that continue to benefit from exports like technology and capital goods. At the same time, we believe consumer related areas, such as retailing and financials, will continue to underperform in 2008.

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Portfolio is 1.23%. Standardized returns for the Rochdale Large Growth Portfolio for the periods ended 12/31/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 8.38%, 6.69%, and 9.71%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: 2.14%, 4.60%, and 8.41%, respectively.

Large Growth Portfolio: Top Ten Holdings as of December 31, 2007
Company	Percent of Net Assets
Exxon Mobil Corp	4.4%
General Dynamics Corp	4.2%
General Mills Inc	4.1%
Cisco Inc	4.0%
Aflac Inc	3.9%
Colgate Palmolive Co	3.9%
Illinois Tool Wks Inc	3.6%
Hess Corp	3.4%
Dell Inc	3.4%
Schering Plough Corp	3.4%

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Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including energy, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the year ended December 31, 2007, our Large Value Portfolio rose 3.34%, performing better than the S&P 500/Citigroup Value benchmark, which was up 1.99%. Most of the major value industries generated positive returns in 2007, led by the cyclical groups we emphasized, including energy, materials, technology, and industrials. We appropriately reduced our emphasis in the weak performing areas associated with consumer spending, as well as reduced our exposure to commercial and financial banks, which were affected by the subprime mortgage losses. As we enter 2008, we are well positioned given our outlook for a possible economic recession. We own fundamentally solid companies at reasonable valuations relative to their expected earnings growth. Our Large Value Portfolio holdings are valued at 13x forward earnings, compared to 15x for the benchmark, while at the same time, earnings for the companies held in the Fund are expected to grow on average 12.0% compared to the benchmark’s 10.5%. We continue to like the outlook for the capital goods, energy, insurance, and utility industries and believe good companies within these industries will deliver appropriate long-term earnings growth despite some concerns about the recessionary economic environment in 2008.

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Portfolio is 1.19%. Standardized returns for the Rochdale Large Value Portfolio for the periods ended 12/31/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 3.34%, 10.24%, and 14.03%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -2.60%, 8.08%, and 12.70%, respectively.

Large Value Portfolio: Top Ten Holdings as of December 31, 2007
Company	Percent of Net Assets
AT&T Inc	4.6%
Cummins Inc	4.3%
Verizon Communications	3.9%
Metlife Inc	3.9%
Valero Energy Corp New	3.5%
General Electric Co	3.4%
Dow Chem Co	3.4%
American Elec Pwr Inc	3.3%
Chubb Corp	2.9%
Marathon Oil Corp	2.9%

Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium and small-size U.S. companies across growth industries such as energy, health care equipment, capital goods, and computer software & services. During the year ending December 31, 2007, Rochdale’s Mid/Small Growth Portfolio returned 8.00%, as compared to the S&P 1000/Citigroup Growth Index which returned 10.89%. Our investment strategy of buying companies with reasonable valuations and steady growth characteristics was less in favor during 2007. More in favor were the most rapidly growing companies with high valuations. Because those companies have more volatility and risk, we tend to underweight them. Our investment strategy is to achieve sustained steady returns in the growth universe.

As we enter 2008, we are well positioned given our outlook for a possible economic recession. We own solid companies at reasonable valuations relative to their expected earnings growth and believe that over the longer-term, these companies will demonstrate strong performance. We believe that our investment process of selecting higher quality growth companies with steady growth in earnings will serve shareholders well over the long-term. At year end, the Portfolio’s forward price to earnings growth ratio was more reasonably valued at 1.3, compared to the

Mid/Small Growth Portfolio: Top Ten Holdings as of December 31, 2007
Company	Percent of Net Assets
Western Digital Corp	5.7%
Pioneer Nat Res Co	3.5%
Ametek Inc New	3.4%
Par Pharmaceutical Cos Inc	3.3%
Encore Acquisition Co	3.1%
Petroleum Dev Corp	2.6%
Sunoco Inc	2.6%
Cubic Corp	2.6%
Global Pmts Inc	2.6%
Applera Corp	2.4%

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Rochdale Mid/Small Growth Portfolio

benchmark value of 1.7. A lower value indicates buying growth companies at a more reasonable price. Furthermore, the Portfolio’s return on equity, which is a measure of the return to shareholders, was 20.7% compared to the benchmark’s 18.6%. These metrics indicate that, on average, the Portfolio holds higher quality growth companies at reasonable valuations. Along these lines, some industries we like as we enter 2008 include companies in capital goods, energy, information technology, and health care equipment.

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Growth Portfolio is 1.21%. Standardized returns for the Rochdale Mid/Small Growth Portfolio for the periods ended 12/31/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 8.00%, 6.67%, and 13.58%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: 1.80%, 4.58%, and 12.24%, respectively.

Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium and small-size U.S. companies across value industries including utilities, capital goods, real estate, and banks. During the year ending December 31 2007, Rochdale’s Mid/Small Value Portfolio returned -0.79%. Our strategy of investing in attractively valued high quality mid/small cap value companies resulted in comparative returns to its benchmark S&P 1000/Citigroup Value Index, which for 2007 returned -0.19%.

During the year, concerns of a recession continued to bring down stocks in consumer sensitive industries. As the second half of the year progressed, additional concerns of a recession weighed down medium-size and small companies’ stock values across many industries. These cycles are normal and usual, and once the recession ends, mid/small cap stocks should again achieve strong performance. As recession nears, investors put money toward more defensive names in utilities and capital goods. Our strategy to underweight the consumer related companies and allocate capital to more defensive names contributed positively to the Fund’s performance during 2007.

Looking forward to 2008, we anticipate further weakness in the overall economic environment. Consequently, we maintain our overweight positions in defensive industry groups, such as in utilities, materials, energy, and capital goods, by selecting high quality companies with solid earnings growth and predictable revenue streams. On average, the Fund’s holdings are valued at 19.5x forward earnings compared to 20.2x for the benchmark, thus indicating that the Fund’s holdings are more reasonably valued than the benchmark’s. At the same time, earnings for the companies held in the Fund are expected to grow on average 12.9% compared to the benchmark’s 12.8%. When viewed together, the Fund’s holdings are predicted to grow in line with the benchmark but are more attractively valued. We believe 2008 may be a challenging year, and we are aware of the areas that pose risks and are underexposed to those areas. Over the long-term, solid companies with strong fundamentals will deliver good performance, which we anticipate could be as soon as the second half of 2008.

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Value Portfolio is 1.20%. Standardized returns for the Rochdale Mid/Small Value Portfolio for the periods ended 12/31/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: -0.79%, 7.84%, and 15.79%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -6.49%, 5.73%, and 14.43%, respectively.

Mid/Small Value Portfolio: Top Ten Holdings as of December 31, 2007
Company	Percent of Net Assets
Sierra Pac Res New	1.8%
Telephone & Data Sys Inc	1.2%
Arrow Electrs Inc	1.2%
Avnet Inc	1.1%
Woodward Governor Co	1.0%
First Amern Corp Calif	1.0%
Cadence Design System Inc	1.0%
Ion Geophysical Corp	1.0%
F M C Corp	1.0%
Macerich Co	0.9%

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Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in common stocks, real estate investment trusts (REITs), master limited partnerships, and preferred stocks that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation. The Fund experienced a higher amount of volatility in the second half of 2007 than we have seen in prior years. This was due to the subprime default situation and the resulting credit crunch which initially impacted dividend oriented stocks to a greater extent than the overall stock market. Our dividend paying companies are selected based on strong underlying assets and businesses with attractive valuations. This, in turn, drives cash flows and increases in dividends. Much of the volatility in the dividend paying companies was not based on underlying fundamentals or valuation, but rather short-term trading and the unwinding of leveraged positions by market participants.

While the stock market was in a dark part of the tunnel, the driving force behind the selling volume was uninterested in the light at the end of tunnel. This light represents the solid cash flows and positive returns we expect from our companies over the long-term. We have a long-term track record of focusing on the fundamentals, which gives us the confidence our strategy will continue to produce appropriate long-term returns.

For 2007 the Fund ended the year with a 1.91% return, which outpaced the Dow Jones Select Dividend Index at -5.16%. While the Fund ended up for the year, the Fund declined during the second half of the year as a result of declines in REITs. Banks were most directly impacted by the credit crunch, finishing down 21.81% for the year. We have been and remain underweight in the banking sector. Our holdings in energy stocks had a very positive year. While the second half of the year had more volatility than we have experienced in years past, the companies held by the Fund did well operationally and maintained their solid cash flows from operations. In addition, the dividend flows of Fund holdings are solid and grew on average versus last year. For the full year 2007, the Fund paid $1.58 per share in dividends. Going forward, while the economic environment is more challenging than in the past several years, the operating businesses of fund holdings remain very solid, and we expect dividends to be maintained on average and grow over the long-term. We feel the attractive valuations of the high dividend companies have already priced in some of the potential risk of economic uncertainty, and are poised for strong recovery when market conditions improve.

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio is 1.37%. Standardized returns for the Rochdale Dividend & Income Portfolio for the periods ended 12/31/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 1.91%, 8.15%, and 13.95%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -3.94%, 6.03%, and 12.60%, respectively.

Dividend & Income Portfolio: Top Ten Holdings as of December 31, 2007
Company	Percent of Net Assets
McDonalds Corp	3.2%
Exxon Mobil Corp	2.1%
B & G Foods Inc New	1.8%
Occidental Pete Corp Del	1.8%
Vector Group LTD	1.7%
General Electric Co	1.7%
Nationwide Health Pptys Inc	1.6%
Anheuser Busch Cos Inc	1.6%
Consolidated Comm Hldgs Inc	1.5%
Loews Corp	1.4%

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Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio seeks to earn a total return with low volatility of principal. We invest in investment-grade U.S. government, agency, and corporate bonds. The Fund provided acceptable returns of 5.11%, versus the Lehman Government/Credit Intermediate Index, which averaged 7.39%. In the first half of the year, our focus on higher rated bonds and shorter maturities benefited the performance of the Portfolio. During the second half of the year, credit concerns, coupled with increased volatility in the equity markets, caused significant buying of the 10-year Treasury bond, which ended the year yielding 4.03%. Our short maturity strategy did not benefit from the rally in longer maturity bonds. We offset this by focusing on higher credit quality corporate bonds and lower volatility which allowed us to avoid the storm in the credit markets. Falling interest rates represent reinvestment risk for the Fund, but we are being patient and researching attractive opportunities in the middle of the yield curve. We continue to take advantage of higher credit spreads due to rising risk premiums. Rochdale expects the weakness in the U.S. economy to persist in the first half of 2008 and for the Federal Reserve interest rate easing cycle to continue.

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio is 1.12%. Standardized returns for the Rochdale Intermediate Fixed Income Portfolio for the periods ended 12/31/07 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 3-year, and 5-year: 5.11%, 3.73%, and 3.81%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 3-year, and 5-year: -0.92%, 1.70%, and 2.59%, respectively

Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888 or visit our Web site at www.rochdale.com, where you can find details on current holdings, sector exposure, portfolio commentary, and more.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, AIF®

David J. Abella, CFA

Portfolio Managers

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4000 issues that trade on the NASDAQ system.

Intermediate Fixed Income Portfolio: Top Ten Holdings as of December 31, 2007
Company	Percent of Net Assets
Federal Home Loan Bank	15.8%
Federal National Mortgage	14.8%
Federal Home Loan Mtg Corp	14.2%
Federal Farm Credit Bank	8.7%
Federal Home Ln Mtg Corp CMO	3.5%
General Elec Cap Corp	3.3%
Eaton Vance	2.6%
Transamerica	2.3%
Lehman Brothers	1.8%
JP Morgan Chase	1.5%

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The Lehman Brothers Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises of approximately 2,100 securities listed on exchanges in 47 countries, excluding the United States.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

Unsubsidized total annual fund operating expense ratios shown are based on the 12/31/06 Rochdale Investment Trust Annual Report and as shown in the Trust’s prospectus.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the funds’ performance.

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	Average Annual Total Return Period Ended December 31, 2007
	One Year	Three Years	Five Years	Since Inception
Rochdale Large Growth Portfolio
Return at NAV(1)	8.38%	6.69%	9.71%	(2.00%	)
Return at POP(2)	2.14%	4.60%	8.41%	(2.73%	)

S&P 500/Citigroup Growth Index	9.13%	8.00%	10.94%	(1.66%	)
Lipper Large-Cap Growth Category Average	14.17%	8.66%	11.75%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2007, the category consists of 723, 602 and 515 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Large Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

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	Average Annual Total Return Period Ended December 31, 2007
	One Year		Three Years	Five Years	Since Inception
Rochdale Large Value Portfolio
Return at NAV(1)	3.34%		10.24%	14.03%	3.80%
Return at POP(2)	(2.60%	)	8.08%	12.70%	3.04%

S&P 500/Citigroup Value Index	1.99%		9.24%	14.73%	5.03%
Lipper Large-Cap Value Category Average	2.25%		8.45%	13.09%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Value Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indexes based on price-to-earnings ratios, price-to-book ratios, or other factors. As of December 31, 2007, the category consists of 515, 443 and 363 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Large Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2007
	One Year	Three Years	Five Years	Since Inception
Rochdale Mid/Small Growth Portfolio
Return at NAV(1)	8.00%	6.67%	13.58%	6.48%
Return at POP(2)	1.80%	4.58%	12.24%	5.69%

S&P 1000/Citigroup Growth Index	10.89%	10.04%	16.77%	9.04%
Lipper Mid-Cap Growth Category Average	16.48%	11.71%	16.44%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Growth consists of funds that invest in midsize companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth. As of December 31, 2007, the category consists of 601, 487 and 404 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Mid/Small Growth Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2007
	One Year		Three Years	Five Years	Since Inception
Rochdale Mid/Small Value Portfolio
Return at NAV(1)	(0.79%	)	7.84%	15.79%	10.73%
Return at POP(2)	(6.49%	)	5.73%	14.43%	9.91%

S&P 1000/Citigroup Value Index	(0.19%	)	8.47%	15.41%	10.82%
Lipper Small-Cap Value Category Average	(5.54%	)	5.39%	14.94%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Value index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Small-Cap Value consists of funds that invest in midsize companies that are considered undervalued relative to major stock indexes based on price-to-earnings, price-to-book ratios, or other factors. As of December 31, 2007, the category consists of 296, 232 and 179 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Mid/Small Value Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2007
	One Year		Three Years	Five Years	Since Inception
Rochdale Dividend & Income Portfolio
Return at NAV(1)	1.91%		8.15%	13.95%	3.90%
Return at POP(2)	(3.94%	)	6.03%	12.60%	3.18%

S&P 500 Index	5.49%		8.62%	12.83%	3.07%
Russell 3000 Value Index	(1.01%	)	8.97%	14.69%	6.39%
Lipper Equity Income Category Average	4.00%		9.20%	13.05%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index measures the performance of 500 of the largest U.S. Companies based on total market capitalization, which represents approximately 75% of the investable U.S. equity market. The S&P 500 is a leading indicator of the U.S. equity markets and is often used as a proxy for U.S. market returns and performance.

The comparative market indicies are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Equity Income consists of funds that seek high current income and growth of income by investing in equities. As of December 31, 2007, the category consists of 271, 204 and 138 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

N/A – not available.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2007
	One Year		Three Years	Five Years	Since Inception
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(1)	5.11%		3.73%	3.81%	5.66%
Return at POP(2)	(0.92%	)	1.70%	2.59%	4.88%

Lehman Government/Credit Intermediate Index	7.39%		4.32%	4.06%	6.08%
Lipper Intermediate Investment Grade Category Average	4.71%		3.48%	3.88%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years.

The comparative market indicies are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of December 31, 2007, the category consists of 547, 468 and 395 funds for the one-, three-, and five-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Intermediate Fixed Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on December 31, 1999.

N/A – not available.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/07 to 12/31/07.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,023.90	$1,018.95
Expenses Paid during Period*	$6.33	$6.31

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$960.30	$1,019.11
Expenses Paid during Period*	$5.98	$6.16

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,002.60	$1,018.95
Expenses Paid during Period*	$6.26	$6.31

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$910.40	$1,018.90
Expenses Paid during Period*	$6.02	$6.36

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$952.80	$1,018.40
Expenses Paid during Period*	$6.64	$6.87

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/07)	$1,000.00	$1,000.00
Ending Account Value (12/31/07)	$1,032.00	$1,020.67
Expenses Paid during Period*	$4.61	$4.58

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007

Shares		Value

COMMON STOCKS: 99.6%
CONSUMER DISCRETIONARY: 5.6%
10,316	Coach, Inc. (a)(b)	$315,463
26,300	McDonald’s Corp.	1,549,333
29,580	Yum! Brands, Inc.	1,132,027

		2,996,823

CONSUMER STAPLES: 21.2%
15,460	Altria Group, Inc.	1,168,467
17,000	Coca-Cola Co./The	1,043,290
26,740	Colgate-Palmolive Co.	2,084,650
28,000	CVS Caremark Corp.	1,113,000
38,790	General Mills, Inc.	2,211,030
14,500	Kellogg Co.	760,235
11,000	Kimberly-Clark Corp.	762,740
19,440	PepsiCo, Inc.	1,475,496
10,800	Procter & Gamble Co./The	792,936

		11,411,844

ENERGY: 17.0%
1,420	Anadarko Petroleum Corp. (b)	93,280
941	Baker Hughes, Inc. (b)	76,315
24,400	Chesapeake Energy Corp. (b)	956,480
14,430	Chevron Corp.	1,346,752
25,600	Exxon Mobil Corp. (b)	2,398,464
18,190	Hess Corp. (b)	1,834,643

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

ENERGY, Continued
12,300	Marathon Oil Corp. (b)	$748,578
13,140	Valero Energy Corp.	920,194
15,625	XTO Energy, Inc.	802,500

		9,177,206

FINANCIALS: 5.4%
33,800	Aflac, Inc.	2,116,894
2,970	American Express Co.	154,499
22,640	Charles Schwab Corp./The	578,452
900	Metlife, Inc. (b)	55,458

		2,905,303

HEALTH CARE: 12.3%
22,300	Baxter International, Inc.	1,294,515
5,210	Coventry Health Care, Inc. (a)(b)	308,692
10,000	Gilead Sciences, Inc. (a)(b)	460,100
6,550	Humana Inc. (a)	493,281
4,500	Laboratory Corp. of America Holdings (a)(b)	339,885
68,400	Schering-Plough Corp.	1,822,176
23,800	Thermo Fisher Scientific Inc. (a)	1,372,784
9,500	UnitedHealth Group, Inc.	552,900

		6,644,333

INDUSTRIALS: 12.5%
9,122	Danaher Corp. (b)	800,364
25,280	General Dynamics Corp.	2,249,667
46,770	General Electric Co.	1,733,764
36,040	Illinois Tool Works Inc. (b)	1,929,582

		6,713,377

INFORMATION TECHNOLOGY: 19.5%
4,000	Apple Inc. (a)	792,320
79,617	Cisco Systems, Inc. (a)(b)	2,155,232
74,350	Dell Inc. (a)	1,822,319
24,960	eBay, Inc. (a)(b)	828,422
57,000	EMC Corp. (a)(b)	1,056,210
10,801	International Business Machines Corp. (IBM) (b)	1,167,588
18,200	Microsoft Corp.	647,920
16,800	Nvidia Corp. (a)(b)	571,536
66,332	Oracle Corp. (a)	1,497,777

		10,539,324

MATERIALS: 6.1%
15,000	Freeport-McMoRan Copper & Gold, Inc.	1,536,600
19,990	Praxair, Inc.	1,773,313

		3,309,913

Total Common Stocks
(Cost $46,382,603)		53,698,123

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

SHORT TERM INVESTMENTS: 0.3%
Money Market Investment: 0.3%
183,499	First American Prime Obligations Fund	$183,499

Total Short Term Investments
(Cost $183,499)		183,499

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 23.6%
CERTIFICATE OF DEPOSIT: 1.2%
$638,983	American Express Bank, 5.020%, 1/16/08	639,021

COMMERCIAL PAPER: 10.6%
218,532	Atlantic Asset Securitization Corp., 5.447%, 1/25/08	217,815
319,491	Barton Capital Corp., 5.835%, 1/10/08	319,073
287,542	GovCo LLC, 5.584%, 1/15/08	286,976
239,619	Kitty Hawk Funding Corp., 5.323%, 1/25/08	238,833
652,828	KKR Atlantic Funding Trust, 5.441%, 3/13/08	637,177
479,237	Kommunalkredit Austria AG, 4.890%, 1/31/08	477,301
470,726	Rams Funding LLC, 5.238%, 2/11/08	470,726
540,940	Rams Funding LLC, 5.373%, 2/11/08	540,940
319,491	Ranger Funding Co. LLC, 5.456%, 1/11/08	319,031
292,335	Sheffield Receivables, 6.099%, 1/4/08	292,183
638,983	Societe Generale North America, 4.801%, 2/4/08	636,069
319,491	Thunder Bay Funding LLC, 5.839%, 1/14/08	318,904
319,491	Tulip Funding Corp., 5.627%, 1/03/08	319,367
319,491	Variable Funding Capital Company LLC, 5.492%, 1/18/08	318,737
319,491	Windmill Funding Corp., 6.136%, 1/10/08	319,073

		5,712,205

Shares
MONEY MARKET INVESTMENTS: 1.7%
282,728	AIM Short-Term Liquid Assets Portfolio - Institutional Class	282,728
635,149	Reserve Primary Fund	635,149

		917,877

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount		Value

REPURCHASE AGREEMENTS: 10.1%
$2,236,440	Credit Suisse, 4.640%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Morgan Stanley Collateralized Mortgage Obligation, 3/15/44, valued at $2,348,807. Repurchase proceeds are $2,237,017.)	$2,236,440
958,474	Morgan Stanley, 4.650%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 9/25/35 valued at $1,012,484. Repurchase proceeds are $958,722.)	958,474
2,236,440	Morgan Stanley, 4.850%, Dated 12/31/07, Due 1/2/08, (Collateralized by various collateralized mortgage obligations, 6/15/22 - 9/15/42, valued at $2,283,198. Repurchase proceeds are $2,237,043.)	2,236,440

		5,431,354

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $12,716,108)		12,700,457

TOTAL INVESTMENTS
(Cost $59,282,210), 123.5%		66,582,079
LIABILITIES IN EXCESS OF OTHER ASSETS, (23.5)%		(12,666,763)

TOTAL NET ASSETS, 100.0%		$53,915,316

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007

Shares		Value

COMMON STOCKS: 99.5%
CONSUMER DISCRETIONARY: 4.1%
6,100	Hasbro, Inc. (b)	$156,038
5,118	Limited, Inc. (b)	96,884
37,900	Macys, Inc.	980,473
4,522	Nordstrom, Inc. (b)	166,093
55,262	Time Warner, Inc. (b)	912,376
3,068	Walt Disney Co./The	99,035

		2,410,899

CONSUMER STAPLES: 0.7%
1,900	Altria Group, Inc.	143,602
5,860	CVS Caremark Corp.	232,935
1,314	Kraft Foods, Inc. - Class A (b)	42,876

		419,413

ENERGY: 14.7%
16,372	Chevron Corp. (b)	1,527,999
18,128	ConocoPhillips	1,600,702
2,162	Devon Energy Corp.	192,223
27,784	Marathon Oil Corp.	1,690,934
8,502	Occidental Petroleum Corp.	654,569
9,500	Rowan Companies, Inc. (b)	374,870
22,700	Spectra Energy Corp. (b)	586,114
29,656	Valero Energy Corp.	2,076,810

		8,704,221

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

FINANCIALS: 24.2%
4,814	ACE Ltd.	$297,409
7,387	Aflac, Inc.	462,648
10,625	Allstate Corp./The (b)	554,944
28,794	Bank of America Corp.	1,188,040
31,171	Chubb Corp./The (b)	1,701,313
34,739	Citigroup, Inc.	1,022,716
3,894	Hartford Financial Services Group, Inc.	339,518
20,934	JP Morgan Chase & Co.	913,769
3,208	MBIA, Inc. (b)	59,765
37,539	Metlife, Inc. (b)	2,313,153
2,800	Plum Creek Timber Co., Inc. (b)	128,912
16,232	Progressive Corp./The (b)	311,005
15,500	ProLogis (b)	982,390
6,552	Prudential Financial, Inc.	609,598
5,100	SAFECO Corp.	283,968
2,600	Simon Property Group, Inc. (b)	225,836
10,250	Travelers Companies, Inc./The	551,450
11,628	UnumProvident Corp. (b)	276,630
35,845	Wachovia Corp. (b)	1,363,185
23,628	Wells Fargo & Co. (b)	713,329

		14,299,578

HEALTH CARE: 4.7%
5,200	AmerisourceBergen Corp.	233,324
10,200	Amgen, Inc. (a)(b)	473,688
20,667	Covidien Ltd.	915,341
20,000	Thermo Fischer Scientific Inc. (a)	1,153,600

		2,775,953

INDUSTRIALS: 16.5%
2,500	3M Co.	210,800
11,400	CSX Corp.	501,372
19,800	Cummins, Inc.	2,521,926
8,782	Deere & Co.	817,780
8,124	General Dynamics Corp.	722,955
55,130	General Electric Co.	2,043,669
3,400	Honeywell International, Inc. (b)	209,338
15,546	Ingersoll-Rand Co., Ltd. - Class A (b)	722,423
7,584	Norfolk Southern Corp.	382,537
10,686	Northrop Grumman Corp.	840,347
8,800	Raytheon Co. (b)	534,160
3,400	United Technologies Corp. (b)	260,236

		9,767,543

INFORMATION TECHNOLOGY: 7.2%
24,200	CA Inc. (b)	603,790
17,600	Electronic Data Systems Corp.	364,848
15,000	EMC Corp. (a)(b)	277,950

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
10,000	Hewlett-Packard Co.	$504,800
38,000	Network Appliance, Inc. (a)	948,480
45,850	Sun Microsystems, Inc. (a)	831,261
20,667	Tyco Electronics Ltd	767,366

		4,298,495

MATERIALS: 8.2%
5,600	Ashland Inc.	265,608
50,950	Dow Chemical Co./The (b)	2,008,449
5,665	Eastman Chemical Co.	346,075
12,000	Freeport-McMoRan Copper & Gold, Inc.	1,229,280
4,218	Nucor Corp. (b)	249,790
5,600	Rohm & Haas Co. (b)	297,192
4,000	United States Steel Corp.	483,640

		4,880,034

TELECOMMUNICATION SERVICES: 8.5%
65,522	AT&T, Inc.	2,723,094
53,326	Verizon Communications, Inc.	2,329,813

		5,052,907

UTILITIES: 10.7%
42,600	American Electric Power Co., Inc.	1,983,456
5,000	Consolidated Edison, Inc.	244,250
20,359	Exelon Corp.	1,662,109
2,400	PG&E Corp. (b)	103,416
7,900	PPL Corp. (b)	411,511
18,800	Sempra Energy	1,163,344
20,200	Southern Co./The (b)	782,750

		6,350,836

Total Common Stocks,
(Cost $51,400,159)		58,959,879

WARRANTS & RIGHTS: 0.0%
111	Seagate Technology, Inc. Tax Refund Rights (a)	0

Total Warrants & Rights
(Cost $0)		0

SHORT TERM INVESTMENT: 0.3%
Money Market Investment: 0.3%
153,362	First American Prime Obligations Fund	153,362

Total Short Term Investments
(Cost $153,362)		153,362

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount		Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 29.4%
CERTIFICATE OF DEPOSIT: 1.5%
$875,634	American Express Bank, 5.020% 1/16/08	$875,686

COMMERCIAL PAPER: 13.2%
299,467	Atlantic Assets Securitization Corp., 5.447%, 1/25/08	298,484
437,817	Barton Capital Corp., 5.835%, 1/10/08	437,243
394,035	GovCo LLC, 5.584%, 1/15/08	393,259
328,363	Kitty Hawk Funding Corp., 5.323%, 1/25/08	327,286
894,606	KKR Atlantic Funding Trust, 5.441%, 3/13/08	880,642
656,725	Kommunalkredit Austria AG, 4.890%, 1/31/08	654,072
645,061	Rams Funding LLC, 5.238%, 2/11/08	645,061
741,279	Rams Funding LLC, 5.373%, 2/11/08	741,279
437,817	Ranger Funding Co. LLC, 5.456%, 1/11/08	437,186
400,602	Sheffield Receivables, 6.099%, 1/4/08	400,394
875,634	Societe Generale North America, 4.801%, 2/4/08	871,641
437,817	Thunder Bay Funding LLC, 5.839%, 1/14/08	437,011
437,817	Tulip Funding Corp., 5.627%, 1/03/08	437,646
437,817	Variable Funding Capital Company LLC, 5.492%, 1/18/08	436,784
437,817	Windmill Funding Corp., 6.136%, 1/10/08	437,243

		7,835,231

Shares
MONEY MARKET INVESTMENTS: 2.1%
387,438	AIM Short-Term Liquid Assets Portfolio - Institutional Class	387,438
870,380	Reserve Primary Fund	870,380

		1,257,818

Principal Amount
REPURCHASE AGREEMENTS: 12.6%
$3,064,717	Credit Suisse, 4.640%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Morgan Stanley Collateralized Mortgage Obligation, 3/15/44, valued at $3,218,700. Repurchase proceeds are $3,065,508.)	3,064,717
1,313,450	Morgan Stanley, 4.650%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 9/25/35 valued at $1,387,463. Repurchase proceeds are $1,313,790.)	1,313,450
3,064,717	Morgan Stanley, 4.850%, Dated 12/31/07, Due 1/2/08, (Collateralized by various collateralized mortgage obligations, 6/15/22 - 9/15/42, valued at $3,128,792. Repurchase proceeds are $3,065,543.)	3,064,717

		7,442,884

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $17,425,583)		17,411,619

TOTAL INVESTMENTS
(Cost $68,979,104), 129.2%		76,524,860
LIABILITIES IN EXCESS OF OTHER ASSETS, (29.2)%		(17,287,003)

TOTAL NET ASSETS: 100.0%		$59,237,857

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007

Shares		Value

COMMON STOCKS: 99.8%
CONSUMER DISCRETIONARY: 3.3%
37,195	American Eagle Outfitters (b)	$772,540
16,156	Brinker International, Inc.	316,011
10,389	CarMax, Inc. (a)(b)	205,183
3,955	John Wiley & Sons, Inc. - Class A	169,432
11,597	PetMed Express, Inc. (a)	140,324
13,107	Texas Roadhouse, Inc. - Class A (a)(b)	144,964

		1,748,454

CONSUMER STAPLES: 2.6%
9,000	Church & Dwight Co., Inc.	486,630
12,719	NBTY, Inc. (a)	348,501
10,440	Pepsi Bottling Group, Inc./The	411,962
7,343	TreeHouse Foods, Inc. (a)	168,816

		1,415,909

ENERGY: 14.1%
48,521	Encore Acquisition Co. (a)(b)	1,619,146
5,126	Frontier Oil Corp. (b)	208,013
3,338	Newfield Exploration Co. (a)	175,913
23,550	Petroleum Development Corp. (a)	1,392,511
38,247	Pioneer Natural Resources Co. (b)	1,867,983
9,223	Southwestern Energy Co. (a)	513,905
19,145	Sunoco, Inc. (b)	1,386,864
9,268	Superior Energy Services, Inc. (a)	319,005

		7,483,340

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

FINANCIALS: 11.9%
6,166	Arthur J. Gallagher & Co.	$149,156
25,009	Brown & Brown, Inc.	587,712
11,500	Delphi Financial Group, Inc. - Class A (b)	405,720
26,195	Federated Investors, Inc. - Class B (b)	1,078,186
5,794	HCC Insurance Holdings, Inc.	166,172
13,449	Jefferies Group, Inc. (b)	309,999
6,137	SEI Investments Co.	197,427
3,611	StanCorp Financial Group, Inc. (b)	181,922
2,709	Torchmark Corp.	163,976
28,590	Tower Group, Inc. (b)	954,906
34,910	W.R. Berkley Corp.	1,040,667
29,721	Waddell & Reed Financial, Inc. (b)	1,072,631

		6,308,474

HEALTH CARE: 19.0%
22,500	Amedisys, Inc. (a)(b)	1,091,700
19,965	AmSurg Corp. (a)(b)	540,253
37,951	Applera Corp. - Applied Biosystems Group	1,287,298
13,937	Apria Healthcare Group Inc. (a)(b)	300,621
14,064	Coventry Health Care, Inc. (a)(b)	833,292
4,430	Health Net Inc. (a)	213,969
7,618	Hologic, Inc. (a)(b)	522,900
13,315	Humana Inc. (a)(b)	1,002,753
29,451	IMS Health Inc.	678,551
18,811	Lincare Holdings Inc. (a)(b)	661,395
33,074	Mylan Laboratories Inc. (b)	465,020
73,810	Par Pharmaceutical Companies, Inc. (a)	1,771,440
8,750	Waters Corp. (a)	691,862

		10,061,054

INDUSTRIALS: 18.7%
38,177	AMETEK, Inc.	1,788,211
5,908	Copart, Inc. (a)	251,385
35,283	Cubic Corp.	1,383,094
24,948	Donaldson Co., Inc.	1,157,088
33,625	EnPro Industries, Inc. (a)	1,030,606
18,373	Equifax Inc.	668,042
28,799	Gardner Denver, Inc. (a)	950,367
11,189	Jacobs Engineering Group Inc. (a)(b)	1,069,780
16,100	Manitowoc Co., Inc./The	786,163
4,060	MSC Industrial Direct Co., Inc. - Class A (b)	164,308
6,784	Rockwell Collins, Inc.	488,245
5,360	Waste Connections, Inc. (a)	165,624

		9,902,913

INFORMATION TECHNOLOGY: 23.7%
20,500	Activision, Inc. (a)(b)	608,850
7,344	Amphenol Corp. - Class A (b)	340,541

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
11,159	Broadridge Financial Solutions, Inc.	$250,296
29,581	Convergys Corp. (a)	486,903
36,000	Epicor Software Corp. (a)	424,080
9,406	Fair Isaac Corp.	302,403
11,643	Fidelity National Information Services, Inc.	484,232
29,710	Global Payments, Inc.	1,382,109
23,931	Intuit Inc. (a)(b)	756,459
22,745	Jack Henry & Associates, Inc.	553,613
26,298	Lam Research Corp. (a)(b)	1,136,863
11,000	McAfee, Inc. (a)	412,500
11,446	NCR Corp. (a)(b)	287,295
22,500	Plantronics, Inc. (b)	585,000
5,639	Progress Software Corp. (a)	189,922
30,632	QLogic Corp. (a)	434,975
11,446	Teradata Corp. (a)	313,735
15,500	Trimble Navigation Ltd. (a)(b)	468,720
99,778	Western Digital Corp. (a)	3,014,293
4,100	Wright Express Corp. (a)	145,509

		12,578,298

MATERIALS: 6.0%
16,906	Airgas, Inc.	880,972
4,753	AptarGroup, Inc. (b)	194,445
15,352	Ball Corp.	690,840
36,241	Commercial Metals Co.	1,067,298
4,021	Ecolab, Inc. (b)	205,915
5,237	Pactiv Corp. (a)	139,461

		3,178,931

UTILITIES: 0.5%
4,000	Energen Corp.	256,920

Total Common Stocks
(Cost $48,269,440)		52,934,293

SHORT TERM INVESTMENT: 1.4%
Money Market Investment: 1.4%
757,944	First American Prime Obligations Fund	757,944

Total Short Term Investments
(Cost $757,944)		757,944

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 34.3%
CERTIFICATE OF DEPOSIT: 1.7%
$913,622	American Express Bank, 5.020%, 1/16/08	913,622

COMMERCIAL PAPER: 15.4%
312,440	Atlantic Asset Securitization Corp., 5.447%, 1/25/08	311,415
456,784	Barton Capital Corp., 5.835%, 1/10/08	456,185

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount		Value

COMMERCIAL PAPER, Continued
$411,105	GovCo LLC, 5.584%, 1/15/08	$410,295
342,588	Kitty Hawk Funding Corp., 5.323%, 1/25/08	341,464
933,361	KKR Atlantic Funding Trust, 5.441%, 3/13/08	918,442
685,175	Kommunalkredit Austria AG, 4.890%, 1/31/08	682,407
673,006	Rams Funding LLC, 5.238%, 2/11/08	673,006
773,393	Rams Funding LLC, 5.373%, 2/11/08	773,393
456,784	Ranger Funding Co. LLC, 5.456%, 1/11/08	456,126
417,957	Sheffield Receivables, 6.099%, 1/4/08	417,740
913,567	Societe Generale North America, 4.801%, 2/4/08	909,401
456,784	Thunder Bay Funding LLC, 5.839%, 1/14/08	455,943
456,784	Tulip Funding Corp., 5.627%, 1/03/08	456,605
456,784	Variable Funding Capital Company LLC, 5.492%, 1/18/08	455,706
456,784	Windmill Funding Corp., 6.136%, 1/10/08	456,185

		8,174,313

Shares
MONEY MARKET INVESTMENTS: 2.5%
404,222	AIM Short-Term Liquid Assets Portfolio - Institutional Class	404,222
908,086	Reserve Primary Fund	908,086

		1,312,308

Principal Amount
REPURCHASE AGREEMENTS: 14.7%
$3,197,485	Credit Suisse, 4.640%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Morgan Stanley Collateralized Mortgage Obligation, 3/15/44, valued at $3,358,138. Repurchase proceeds are $3,198,309.)	3,197,485
1,370,351	Morgan Stanley, 4.650%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 9/25/35 valued at $1,447,570. Repurchase proceeds are $1,370,705.)	1,370,351
3,197,485	Morgan Stanley, 4.850%, Dated 12/31/07, Due 1/2/08, (Collateralized by various collateralized mortgage obligations, 6/15/22 - 9/15/42, valued at $3,264,335. Repurchase proceeds are $3,198,346.)	3,197,485

		7,765,321

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $18,180,483)		18,165,564

TOTAL INVESTMENTS
(Cost $67,207,867), 135.5%		71,857,801
LIABILITIES IN EXCESS OF OTHER ASSETS, (35.5)%		(18,832,967)

TOTAL NET ASSETS, 100.0%		$53,024,834

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	This security or portion of this security is out on loan at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007

Shares		Value

COMMON STOCKS: 99.9%
CONSUMER DISCRETIONARY: 2.4%
2,370	American Greetings Corp. - Class A (b)	$48,111
4,106	Barnes & Noble, Inc. (b)	141,452
1,800	Blue Nile, Inc. (a)(b)	122,508
3,500	Bob Evans Farms, Inc.	94,255
2,800	IHOP Corp. (b)	102,424
2,600	JAKKS Pacific, Inc. (a)(b)	61,386
2,794	Landry’s Restaurants, Inc. (b)	55,042
3,600	Libbey Inc.	57,024
5,700	O’Charley’s Inc.	85,386
1,400	Red Robin Gourmet Burgers Inc. (a)	44,786
11,200	Saks, Inc. (a)(b)	232,512
4,800	Scholastic Corp. (a)	167,472

		1,212,358

CONSUMER STAPLES: 0.9%
7,800	BJ’s Wholesale Club, Inc. (a)(b)	263,874
4,300	Great Atlantic & Pacific Tea Co., Inc./The (a)(b)	134,719
2,000	Nash Finch Co. (b)	70,560

		469,153

ENERGY: 9.9%
6,350	Arch Coal, Inc.	285,306
1,550	Bill Barrett Corp. (a)(b)	64,899
2,470	Bristow Group, Inc. (a)	139,926

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

ENERGY, Continued
4,550	Exterran Holdings Inc. (a)	$372,190
7,667	Forest Oil Corp. (a)	389,790
5,052	Helmerich & Payne, Inc. (b)	202,434
31,500	ION Geophysical Corp. (a)(b)	497,070
5,200	Lufkin Industries, Inc.	297,908
11,250	Massey Energy Co. (b)	402,188
2,200	NATCO Group, Inc. - Class A (a)(b)	119,130
3,892	Newfield Exploration Co. (a)	205,108
4,250	Oceaneering International, Inc. (a)	286,238
5,997	Overseas Shipholding Group, Inc. (b)	446,357
2,200	Peabody Energy Corp.	135,608
3,629	Pioneer Natural Resources Co. (b)	177,240
7,000	Pride International, Inc. (a)(b)	237,300
4,500	SEACOR Holdings Inc. (a)(b)	417,330
1,718	Swift Energy Co. (a)	75,644
3,400	Tidewater, Inc. (b)	186,524
3,000	W-H Energy Services, Inc. (a)(b)	168,630

		5,106,820

FINANCIALS: 17.1%
6,685	AMB Property Corp. (b)	384,789
10,166	American Financial Group Inc.	293,594
15,200	Associated Banc-Corp	411,768
2,452	Bank Of New York Mellon Corp.	119,560
1,700	Cincinnati Financial Corp.	67,218
5,903	City National Corp. (b)	351,524
2,691	Delphi Financial Group, Inc. - Class A	94,938
1,600	Entertainment Properties Trust	75,200
1,332	Everest Re Group, Ltd.	133,733
1,600	Federal Realty Investments Trust (b)	131,440
18,116	Fidelity National Title Group, Inc. (b)	264,675
14,991	First American Financial Corp.	511,493
3,400	Hanover Insurance Group Inc.	155,720
7,107	HCC Insurance Holdings, Inc.	203,829
6,000	Health Care REIT, Inc. (b)	268,140
4,743	Horace Mann Educators Corp. (b)	89,832
5,100	Investment Technology Group, Inc. (a)	242,709
6,800	Macerich Co./The (b)	483,208
2,300	Mercury General Corp.	114,563
1,700	Northern Trust Corp.	130,186
8,003	Old Republic International Corp. (b)	123,326
3,500	Piper Jaffray Companies, Inc. (a)	162,120
9,900	Plum Creek Timber Co., Inc. (b)	455,796
6,000	Potlatch Corp. (b)	266,640
7,902	Protective Life Corp.	324,140
6,291	Raymond James Financial, Inc.	205,464
8,400	Rayonier Inc. (b)	396,816

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

FINANCIALS, Continued
4,500	Regency Centers Corp. (b)	$290,205
8,061	RLI Corp.	457,784
9,400	Selective Insurance Group (b)	216,106
7,300	Senior Housing Properties Trust	165,564
4,160	Stancorp Financial Group, Inc. (b)	209,581
8,500	TradeStation Group, Inc. (a)	120,785
5,000	Unitrin, Inc.	239,950
9,800	UnumProvident Corp. (b)	233,142
5,551	W.R. Berkley Corp.	165,475
3,839	Wachovia Corp. (b)	145,997
3,049	Zenith National Insurance Corp. (b)	136,382

		8,843,392

HEALTH CARE: 1.7%
4,400	Analogic Corp.	297,968
3,200	Chemed Corp.	178,816
3,723	Cross Country Healthcare, Inc. (a)	53,016
4,000	Health Net Inc. (a)	193,200
3,000	Omnicare, Inc.	68,430
10,800	Salix Pharmaceuticals, Ltd. (a)(b)	85,104

		876,534

INDEX FUND: 0.4%
5,200	Utilities Select Sector SPDR Fund (b)	220,116

INDUSTRIALS: 22.7%
2,400	A.O. Smith Corp.	84,120
7,639	AAR Corp. (a)(b)	290,511
4,900	AGCO Corp. (a)	333,102
5,600	Alaska Air Group, Inc. (a)	140,056
5,000	Albany International Corp. - Class A (b)	185,500
4,350	Apogee Enterprises, Inc.	74,429
10,114	Applied Industrial Technologies, Inc. (b)	293,508
19,800	Applied Signal Technology, Inc.	268,884
4,837	Astec Industries, Inc. (a)	179,888
4,200	Baldor Electric Co.	141,372
3,400	Barnes Group, Inc. (b)	113,526
5,874	Belden CDT, Inc. (b)	261,393
3,500	Briggs & Stratton Corp. (b)	79,310
3,578	Curtiss-Wright Corp. (b)	179,616
4,133	DRS Technologies, Inc.	224,298
4,300	EMCOR Group, Inc. (a)	101,609
5,849	Esterline Technologies Corp. (a)(b)	302,686
5,018	Flowserve Corp.	482,732
1,000	Fluor Corp. (b)	145,720
24,000	Frontier Airlines Holdings, Inc. (a)(b)	126,240
7,920	Gardner Denver, Inc. (a)	261,360
1,600	Granite Construction, Inc.	57,888

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

INDUSTRIALS, Continued
2,600	Heidrick & Struggles International, Inc. (b)	$96,486
5,000	Hub Group, Inc. - Class A (a)(b)	132,900
5,900	Hubbell Inc. - Class B	304,440
2,250	IDEX Corp.	81,293
4,900	Joy Global, Inc.	322,518
2,450	Kaman Corp.	90,185
5,100	Kansas City Southern (a)(b)	175,083
9,650	KBR, Inc. (a)(b)	374,420
3,600	Kennametal, Inc.	136,296
4,000	Lennox International, Inc. (b)	165,680
1,000	Lincoln Electric Holdings, Inc.	71,180
3,400	Manitowoc Co., Inc./The	166,022
4,000	Manpower, Inc.	227,600
4,883	Moog, Inc. (a)(b)	223,690
4,900	MSC Industrial Direct Co., Inc. - Class A (b)	198,303
2,043	Mueller Industries, Inc.	59,227
9,400	Pentair, Inc. (b)	327,214
7,950	Quanta Services, Inc. (a)(b)	208,608
2,500	Regal-Beloit Corp.	112,375
4,244	Robbins & Myers, Inc.	320,974
3,700	Roper Industries, Inc. (b)	231,398
7,300	Shaw Group Inc./The (a)(b)	441,212
5,200	SkyWest, Inc.	139,620
3,300	SPX Corp.	339,405
11,500	Standard Register Co./The	134,090
2,000	Teleflex Inc.	126,020
3,900	Thomas & Betts Corp. (a)(b)	191,256
12,470	Timken Co./The (b)	409,640
3,000	Tredegar Corp. (b)	48,240
5,350	Trinity Industries, Inc. (b)	148,516
4,933	Universal Forest Products, Inc. (b)	145,326
2,900	URS Corp. (a)(b)	157,557
19,900	Vicor Corp. (b)	310,241
2,853	Watts Water Technologies, Inc. (b)	85,019
7,711	Werner Enterprises, Inc. (b)	131,318
7,752	Woodward Governor Co. (b)	526,748

		11,687,848

INFORMATION TECHNOLOGY: 13.9%
11,825	Agilysys, Inc.	178,794
2,020	Anixter International, Inc. (a)	125,785
15,527	Arrow Electronics, Inc. (a)	609,901
53,500	Atmel Corp. (a)	231,120
1,500	ATMI, Inc. (a)(b)	48,375
15,503	Avnet, Inc. (a)(b)	542,140
9,200	Avocent Corp. (a)(b)	214,452
2,200	Bel Fuse Inc. - Class B	64,394

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
9,800	Benchmark Electronics, Inc. (a)(b)	$173,754
3,069	Black Box Corp.	111,006
7,000	Brooks Automation, Inc. (a)	92,470
29,873	Cadence Design Systems, Inc. (a)	508,140
8,700	Cypress Semiconductor Corp. (a)	313,461
9,000	F5 Networks, Inc. (a)(b)	256,680
7,900	Fairchild Semiconductor International, Inc. (a)	113,997
7,215	Fidelity National Information Services, Inc.	300,072
15,800	Harmonic Inc. (a)	165,584
21,800	Ingram Micro Inc. - Class A (a)	393,272
14,810	Insight Enterprises, Inc. (a)	270,134
1,400	International Rectifier Corp. (a)	47,558
8,100	Intersil Corp.	198,288
7,500	JDA Software Group, Inc. (a)	153,450
6,057	Methode Electronics, Inc.	99,577
10,100	Neustar, Inc. - Class A (a)(b)	289,668
7,500	Polycom, Inc. (a)	208,350
33,300	RF Micro Devices, Inc. (a)(b)	190,143
7,700	Tech Data Corp. (a)(b)	290,444
11,095	THQ, Inc. (a)(b)	312,768
29,300	Tollgrade Communications, Inc. (a)	234,986
1,800	Varian Semiconductor Equipment Associates, Inc. (a)	66,600
32,200	Vishay Intertechnology, Inc. (a)	367,402

		7,172,765

MATERIALS: 12.1%
3,000	A. M. Castle & Co. (b)	81,570
8,200	Albemarle Corp. (b)	338,250
3,592	AptarGroup, Inc. (b)	146,949
3,500	Arch Chemicals, Inc.	128,625
2,500	Brush Engineered Materials, Inc. (a)	92,550
6,123	Cabot Corp.	204,141
44,200	Chemtura Corp.	344,760
3,600	Cytec Industries, Inc.	221,688
4,700	Deltic Timber Corp. (b)	242,003
8,500	Ferro Corp.	176,205
9,000	FMC Corp.	490,950
9,600	H.B. Fuller Co. (b)	215,520
3,100	Hercules, Inc. (b)	59,985
11,600	Louisiana-Pacific Corp.	158,688
6,620	Lubrizol Corp./The	358,539
750	Martin Marietta Materials, Inc. (b)	99,450
5,656	Minerals Technologies, Inc.	378,669
3,900	Olin Corp.	75,387
3,300	OM Group, Inc. (a)(b)	189,882
5,900	Packaging Corp of America	166,380
7,000	Penford Corp.	179,130

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

MATERIALS, Continued
8,949	Quanex Corp. (b)	$464,453
4,706	Reliance Steel & Aluminum Co.	255,065
10,691	RPM International, Inc. (b)	217,027
7,899	Schulman (A.), Inc.	170,223
2,600	Scotts Miracle-Gro Co./The - Class A	97,292
15,350	Sensient Technologies Corp.	434,098
3,000	Texas Industries, Inc. (b)	210,300
3,200	Worthington Industries, Inc. (b)	57,216

		6,254,995

TELECOMMUNICATION SERVICES: 1.4%
24,000	Cincinnati Bell, Inc. (a)	114,000
9,800	Telephone and Data Systems, Inc.	613,480

		727,480

UTILITIES: 17.4%
4,500	AGL Resources, Inc.	169,380
2,000	Allegheny Energy, Inc.	127,220
3,100	ALLETE, Inc. (b)	122,698
6,400	Alliant Energy Corp.	260,416
9,600	American States Water Co.	361,728
6,500	Atmos Energy Corp. (b)	182,260
16,470	Avista Corp. (b)	354,764
5,400	Black Hills Corp. (b)	238,140
6,700	Centerpoint Energy, Inc. (b)	114,771
3,732	Central Vermont Public Service Corp. (b)	115,095
6,900	CH Energy Group, Inc. (b)	307,326
7,000	CMS Energy Corp. (b)	121,660
8,500	DPL Inc.	252,025
5,000	Equitable Resources, Inc.	266,400
5,390	Great Plains Energy Inc. (b)	158,035
5,500	IDACORP, Inc.	193,710
4,100	Integrys Energy Group, Inc.	211,929
15,400	MDU Resources Group, Inc.	425,194
7,700	National Fuel Gas Co. (b)	359,436
5,500	New Jersey Resources Corp.	275,110
11,400	NiSource, Inc. (b)	215,346
11,100	Northeast Utilities	347,541
6,056	OGE Energy Corp. (b)	219,772
9,703	ONEOK, Inc.	434,403
14,839	Pepco Holdings, Inc.	435,228
7,300	Piedmont Natural Gas Co., Inc. (b)	190,968
3,183	PNM Resources, Inc. (b)	68,275
1,600	Questar Corp.	86,560
3,432	SCANA Corp.	144,659
54,410	Sierra Pacific Resources (b)	923,882
5,300	TECO Energy, Inc. (b)	91,213

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

UTILITIES, Continued
8,984	UGI Corp.	$244,810
8,833	UIL Holdings Corp. (b)	326,379
5,695	Unisource Energy Corp.	179,677
5,700	Vectren Corp. (b)	165,357
5,900	Westar Energy, Inc. (b)	153,046
2,300	Wisconsin Energy Corp.	112,033

		8,956,446

Total Common Stocks
(Cost $44,741,554)		51,527,907

SHORT TERM INVESTMENT: 0.7%
Money Market Investment: 0.7%
375,193	First American Prime Obligations Fund	375,193

Total Short Term Investments
(Cost $375,193)		375,193

Principal Amount
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 40.8%
CERTIFICATE OF DEPOSIT: 2.1%
$1,058,768	American Express Bank, 5.020%, 1/16/08	1,058,832

COMMERCIAL PAPER: 18.4%
362,099	Atlantic Asset Securitization Corp., 5.447%, 1/25/08	360,912
529,384	Barton Capital Corp., 5.835%, 1/10/08	528,691
476,446	GovCo LLC, 5.584%, 1/15/08	475,507
397,037	Kitty Hawk Funding Corp., 5.323%, 1/25/08	395,735
1,081,709	KKR Atlantic Funding Trust, 5.441%, 3/13/08	1,067,217
794,077	Kommunalkredit Austria AG, 4.890%, 1/31/08	790,869
779,973	Rams Funding LLC, 5.238%, 2/11/08	779,973
896,314	Rams Funding LLC, 5.373%, 2/11/08	896,314
529,384	Ranger Funding Co. LLC, 5.456%, 1/11/08	528,622
484,387	Sheffield Receivables, 6.099%, 1/4/08	484,135
1,058,768	Societe Generale North America, 4.801%, 2/4/08	1,053,940
529,384	Thunder Bay Funding LLC, 5.839%, 1/14/08	528,410
529,384	Tulip Funding Corp., 5.627%, 1/03/08	529,178
529,384	Variable Funding Capital Company LLC, 5.492%, 1/18/08	528,134
529,384	Windmill Funding Corp., 6.136%, 1/10/08	528,691

		9,476,328

Shares
MONEY MARKET INVESTMENTS: 2.9%
468,468	AIM Short-Term Liquid Assets Portfolio - Institutional Class	468,468
1,052,415	Reserve Primary Fund	1,052,415

		1,520,883

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount		Value

REPURCHASE AGREEMENTS: 17.4%
$3,705,690	Credit Suisse, 4.640%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Morgan Stanley Collateralized Mortgage Obligation, 3/15/44, valued at $3,891,875. Repurchase proceeds are $3,706,644.)	$3,705,690
1,588,153	Morgan Stanley, 4.650%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 9/25/35 valued at $1,677,645. Repurchase proceeds are $1,588,562.)	1,588,153
3,705,690	Morgan Stanley, 4.850%, Dated 12/31/07, Due 1/2/08, (Collateralized by various collateralized mortgage obligations, 6/15/22 - 9/15/42, valued at $3,783,165. Repurchase proceeds are $3,706,688.)	3,705,690

		8,999,533

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $21,070,068)		21,055,576

TOTAL INVESTMENTS
(Cost $66,186,815), 141.4%		72,958,676
LIABILITIES IN EXCESS OF OTHER ASSETS, (41.4)%		(21,357,220)

TOTAL NET ASSETS, 100.0%		$51,601,456

Percentages are stated as a percent of net assets.

(a) Non Income Producing

(b) This security or a portion of this security is out on loan at December 31, 2007.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007

Shares		Value

COMMON STOCKS: 90.9%
CLOSED END FUNDS: 1.3%
17,880	ACM Income Fund Inc.	$143,934
4,825	BlackRock Limited Duration Income Trust	76,525
3,740	BlackRock Preferred Opportunity Trust Fund	64,739
4,470	BlackRock Strategic Bond Trust	51,807
19,434	Calamos Convertible Opportunities and Income Fund	282,570
32,240	Nuveen Quality Preferred Income Fund II	348,515

		968,090

CONSUMER DISCRETIONARY: 6.7%
5,000	Cedar Fair, LP	105,650
75,200	Centerplate, Inc.	678,304
2,491	Cherokee, Inc.	80,385
10,000	Dominos Pizza, Inc. - Class A	132,300
40,000	McDonald’s Corp.	2,356,400
58,300	Regal Entertainment Group - Class A	1,053,481
26,000	Saks, Inc. (a)	539,760

		4,946,280

CONSUMER STAPLES: 17.6%
9,000	Alberto-Culver Co.	220,860
4,250	Altria Group, Inc.	321,215
22,000	Anheuser-Busch Companies, Inc.	1,151,480
1,600	Arctic Glacier Income Fund	18,643
25,000	B & G Foods, Inc. - Class A	255,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

CONSUMER STAPLES, Continued
73,950	B & G Foods, Inc. - EIS	$1,320,747
7,035	H.J. Heinz & Co.	328,394
24,000	Hershey Co./The	945,600
28,000	Imperial Sugar Co.	525,560
7,000	Kimberly-Clark Corp.	485,380
17,812	Kraft Foods, Inc.	581,205
8,000	Lancaster Colony Corp.	317,600
12,526	Loews Corp - Carolina Group	1,068,468
10,160	Procter & Gamble Co./The	745,947
21,600	Reddy Ice Holdings, Inc.	546,696
5,346	Reynolds American, Inc.	352,622
20,000	Unilever Plc - ADR	748,400
16,132	UST, Inc.	884,034
63,346	Vector Group Ltd.	1,270,721
20,500	Wal-Mart Stores, Inc.	974,365

		13,063,187

ENERGY: 12.3%
8,100	BP Plc - ADR	592,677
4,400	Buckeye Partners LP	217,404
48,167	Canetic Resources Trust	646,883
9,783	Chevron Corp.	913,048
9,000	Dorchester Minerals LP	181,170
7,500	Enbridge Energy Partners LP	379,050
3,700	Energy Transfer Partners LP	199,356
5,200	Enterprise Products Partners LP	165,776
16,938	Exxon Mobil Corp.	1,586,921
5,700	Kinder Morgan Energy Partners LP	307,743
11,250	Nustar Energy LP	599,625
17,000	Occidental Petroleum Corp.	1,308,830
1,200	ONEOK Partners, LP	73,500
9,800	Plains All American Pipeline LP	509,600
13,100	Precision Drilling Trust	198,727
85,000	Spectra Energy Income Fund	775,115
13,300	TEPPCO Partners LP	509,789

		9,165,214

FINANCIALS: 7.1%
55,170	Babcock & Brown Air Ltd - ADR (a)	1,004,646
17,952	Bank of America Corp.	740,699
5,901	Comerica, Inc.	256,870
17,870	First Commonwealth Financial Corp.	190,315
28,159	FirstMerit Corp.	563,462
8,733	KeyCorp	204,789
5,756	National City Corp.	94,744
5,935	NBT Bancorp, Inc.	135,437
15,472	Regions Financial Corp.	365,913

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

FINANCIALS, Continued
7,709	Susquehanna Bancshares, Inc.	$142,154
15,000	TD Ameritrade Holding Corp. (a)	300,900
6,067	Travelers Companies, Inc./The	326,405
46,050	Trustco Bank Corp.	456,816
10,000	U.S. Bancorp	317,400
7,513	Whitney Holding Corp.	196,465

		5,297,015

HEALTH CARE: 3.6%
32,940	Bristol-Myers Squibb Co.	873,569
20,000	Health Management Associates, Inc. - Class A	119,600
11,000	Johnson & Johnson	733,700
9,150	Merck & Co., Inc.	531,706
17,000	Pfizer Inc.	386,410

		2,644,985

INDUSTRIALS: 5.4%
1,400	3M Co.	118,048
3,600	Cooper Industries Ltd.	190,368
25,000	Deluxe Corp.	822,250
5,940	Donnelley (R.R.) & Sons Co.	224,175
6,122	Federal Signal Corp.	68,689
32,997	General Electric Co.	1,223,199
1,872	Honeywell International, Inc.	115,259
4,074	Landauer, Inc.	211,237
1,000	Macquarie Infrastructure Co. Trust	40,530
32,000	Olin Corp.	618,560
7,400	Standard Register Co./The	86,284
3,753	Weyerhaeuser Co.	276,746

		3,995,345

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 6.2%
20,621	AT&T, Inc.	857,009
18,000	Citizens Communications Co.	229,140
55,900	Consolidated Communications Holdings, Inc.	1,112,410
17,000	Iowa Telecommunications Services, Inc.	276,420
20,000	Microsoft Corp.	712,000
12,867	Verizon Communications, Inc.	562,159
63,500	Windstream Corp.	826,770

		4,575,908

MATERIALS: 2.5%
36,000	Acadian Timber Income Fund	377,527
8,000	Ashland Inc.	379,440
11,924	Domtar Corp. (a)	91,695
10,688	Dow Chemical Co./The	421,321
3,980	Du Pont (E.I.) de Nemours and Co.	175,478
4,000	Southern Copper Corp.	420,520

		1,865,981

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

REITS: 14.3%
2,500	AmREIT	$17,900
8,914	Camden Property Trust	429,209
15,000	Cedar Shopping Centers Inc.	153,450
10,264	Colonial Properties Trust	232,274
2,000	Entertainment Properties Trust	94,000
11,000	Equity One, Inc.	253,330
26,631	First Industrial Realty Trust, Inc.	921,433
7,920	General Growth Properties, Inc.	326,146
20,609	Glimcher Realty Trust	294,503
29,046	Health Care Properties Investors, Inc.	1,010,220
11,612	Health Care REIT, Inc.	518,940
17,000	Healthcare Realty Trust, Inc.	431,630
101,313	HRPT Properties Trust	783,149
15,000	Lexington Realty Trust	218,100
15,385	Liberty Property Trust	443,242
4,838	Macerich Co./The	343,788
12,430	Mack-Cali Realty Corp.	422,620
38,879	Nationwide Health Properties, Inc.	1,219,634
16,973	Pennsylvania Real Estate Investment Trust	503,759
10,036	Sovran Self Storage, Inc.	402,444
24,492	Tanger Factory Outlet Centers, Inc.	923,593
3,500	Vornado Realty Trust	307,825
13,115	Washington Real Estate Investment Trust	411,942

		10,663,131

SHIPPING & TRANSPORTATION: 4.4%
70,400	Aries Maritime Transport Ltd.	461,120
11,000	Arlington Tankers Ltd.	243,430
20,000	Diana Shipping, Inc.	629,200
15,100	Double Hull Tankers, Inc.	184,824
6,000	Eagle Bulk Shipping, Inc.	159,300
13,500	General Maritime Corp.	330,075
55,000	Jazz Air Income Fund	426,871
12,000	Knightsbridge Tankers Ltd.	289,800
11,000	Nordic American Tanker Shipping Limited	361,020
7,000	Ship Finance International Ltd.	193,970

		3,279,610

UTILITIES: 9.8%
8,200	Amerigas Partners LP	295,528
15,000	Atmos Energy Corp.	420,600
4,536	Cleco Corp.	126,101
6,755	DTE Energy Co.	296,950
9,506	Duke Energy Corp.	191,736
16,000	Energy East Corp.	435,360
12,452	Equitable Resources, Inc.	663,443
7,300	Ferrellgas Partners LP	159,943

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares		Value

UTILITIES, Continued
17,500	Great Plains Energy Inc.	$513,100
24,010	Hawaiian Electric Industries, Inc.	546,708
7,977	Integrys Energy Group, Inc.	412,331
11,986	National Fuel Gas Co.	559,506
4,682	NiSource, Inc.	88,443
8,396	Northwest Natural Gas Co.	408,549
4,000	OGE Energy Corp.	145,160
4,185	Pinnacle West Capital Corp.	177,486
10,329	Progress Energy, Inc.	500,233
4,753	Spectra Energy Corp.	122,722
11,200	Suburban Propane Partners LP	454,496
25,000	United Utilities Plc - ADR	752,448

		7,270,843

Total Common Stocks
(Cost $62,616,478)		67,735,589

PREFERRED STOCK: 0.1%
Financials: 0.1%
1,500	Bank Of America Corporation (a)	38,400

REITS: 0.0%
1,760	Public Storage	35,217

Total Preferred Stocks
(Cost $81,275)		73,617

SHORT TERM INVESTMENT: 8.4%
Money Market Investment: 8.4%
6,249,590	First American Prime Obligations Fund	6,249,590

Total Short Term Investment
(Cost $6,249,590)		6,249,590

TOTAL INVESTMENTS
(Cost $68,947,343), 99.4%		74,058,796
OTHER ASSETS IN EXCESS OF LIABILITIES, 0.6%		425,704

TOTAL NET ASSETS, 100.0%		$74,484,500

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non Income Producing

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007

Principal Amount		Coupon Rate	Maturity Date		Value

CORPORATE BONDS: 31.5%
CONSUMER DISCRETIONARY: 4.3%
$300,000	Anheuser-Busch Cos, Inc.	9.000%	12/01/2009		$326,633
564,786	FedEx Corp.	7.020%	01/15/2016		589,496
500,000	Home Depot, Inc.	5.400%	03/01/2016		473,725
500,000	Marriott International Inc.	5.625%	02/15/2013		499,265
500,000	Time Warner, Inc.	6.875%	05/01/2012		526,504

					2,415,623

CONSUMER STAPLES: 0.4%
250,000	WM Wrigley Jr Co. (b)	4.650%	07/15/2015	(b)	240,665

ENERGY: 2.1%
130,000	Burlington Resources, Inc.	8.200%	03/15/2025		159,444
200,000	Conoco Phillips	9.375%	02/15/2011		227,500
100,000	Louisiana Land & Exploration	7.650%	12/01/2023		117,742
325,000	Noble Corp.	6.950%	03/15/2009		333,198
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012		336,940

					1,174,824

FINANCIALS: 20.4%
456,000	American Capital Equity II	8.500%	07/01/2030		533,380
250,000	American General Finance	6.900%	12/15/2017		250,250
130,000	Bank of America Corp.	7.800%	02/15/2010		137,774
500,000	Berkshire Hathaway	4.750%	05/15/2012		506,268

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FINANCIALS, Continued
$250,000	CIT Group Inc.	6.125%	08/15/2016	$228,754
500,000	Deutsche Bank AG	6.000%	06/05/2017	501,811
125,000	First Union Corp.	6.300%	04/15/2028	125,227
400,000	General Electric Capital Corp.	4.000%	09/12/2011(a)	397,387
250,000	General Electric Capital Corp.	5.310%	02/01/2011	249,997
200,000	General Electric Capital Corp.	5.375%	06/15/2015	201,965
500,000	General Electric Capital Corp.	5.500%	11/15/2011	501,257
500,000	General Electric Capital Corp.	5.500%	10/06/2017	496,248
250,000	Goldman Sachs Group, Inc.	5.350%	01/15/2016	247,720
500,000	Goldman Sachs Group, Inc.	5.625%	01/15/2017	488,288
500,000	Hartford Life Global Fund	3.510%	03/15/2008(a)	498,495
340,000	JP Morgan Chase & Co.	7.000%	11/15/2009	354,360
500,000	JP Morgan Chase Bank	6.700%	08/15/2008	505,371
250,000	Lehman Brothers Holdings, Inc.	3.190%	09/08/2008(a)	247,842
250,000	Lehman Brothers Holdings, Inc.	3.350%	07/14/2008(a)	248,034
500,000	Lehman Brothers Holdings, Inc.	7.000%	09/28/2037	491,371
500,000	Merrill Lynch & Co.	6.000%	02/15/2017	489,089
761,514	New Valley Generation II	5.572%	05/01/2020	812,763
300,000	Republic New York Corp.	9.700%	02/01/2009	314,227
250,000	Salomon Smith Barney Holdings, Inc.	7.300%	08/01/2013	280,452
25,000	Suntrust Banks, Inc.	6.000%	02/15/2026	24,111
300,000	Susa Partnership L P	7.500%	12/01/2027	371,609
500,000	Toyota Motor Credit Corp.	5.750%	02/17/2017	493,744
1,295,000	Transamerica Corp.	9.375%	03/01/2008	1,301,844
100,000	Union Planters Bank NA	6.500%	03/15/2018	100,498

				11,400,136

INDUSTRIALS: 1.1%
600,000	Thomas & Betts Corp.	6.625%	05/07/2008	602,339

TELECOMMUNICATION SERVICES: 0.8%
180,000	Airtouch Communication Vodafone Group	6.650%	05/01/2008	180,843
250,000	Nextel Communications	6.875%	10/31/2013	246,281

				427,124

UTILITIES: 2.4%
300,000	Duke Energy Corp.	4.200%	10/01/2008(b)	298,114
300,000	National Rural Utilities	6.550%	11/01/2008	318,267
500,000	Pacificorp	5.450%	09/15/2013	504,485
250,000	Rochester Gas & Electric Corp.	5.840%	12/22/2008	252,479

				1,373,345

Total Corporate Bonds
(Cost $17,592,156)				17,634,056

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount		Coupon Rate	Maturity Date		Value

MUNICIPAL BONDS: 0.9%
$500,000	Florida State Municipal Power Agency	4.000%	10/01/2025	(a)	$500,000
25,000	New Orleans Finance Authority	5.800%	07/15/2021	(a)	25,000

Total Municipal Bonds
(Cost $525,000)					525,000

U.S. GOVERNMENT AGENCY OBLIGATIONS: 57.2%
Federal Home Loan Mortgage Corporation: 3.4%
250,000	Series 2668, Class OE	5.000%	10/15/2028		251,962
750,000	Series 3165, Class NC	5.500%	01/15/2032		759,105
175,992	Series R006, Class AK	5.750%	12/15/2018		178,601
710,000	Series 3165, Class GC	6.000%	05/15/2032		727,895

					1,917,563

Federal Home Loan Mortgage Corporation Gold Certificate: 0.5%
242,224	Pool #G0-2940	5.500%	05/01/2037		241,724

Federal National Mortgage Association: 0.7%
106,754	Series 2004-29, Class WS	1.420%	02/25/2019	(a)	99,626
300,000	Series 2006-63, Class QD	5.500%	02/25/2030		304,481

					404,107

Federal Farm Credit Bank: 8.7%
250,000		5.375%	03/20/2014		253,530
250,000		5.600%	06/22/2020		250,031
455,000		5.850%	12/15/2020		470,606
750,000		6.000%	12/02/2013		755,786
500,000		6.050%	10/26/2021		514,908
250,000		6.100%	11/27/2015		256,747
250,000		6.150%	06/16/2016		252,306
1,000,000		6.200%	06/28/2022	(b)	1,050,832
1,000,000		6.500%	07/20/2021	(b)	1,032,790

					4,837,536

Federal Home Loan Bank: 15.8%
250,000		4.250%	07/16/2018		249,304
300,000		5.000%	07/30/2013	(a)	300,187
250,000		5.000%	08/13/2013	(a)	250,268
100,000		5.000%	08/20/2013	(a)	100,125
175,000		5.000%	10/21/2013		175,014
250,000		5.000%	08/05/2016		249,927
200,000		5.000%	04/30/2018	(a)	200,145
250,000		5.190%	03/02/2011		253,581
200,000		5.250%	04/29/2014	(a)	200,173
500,000		5.300%	03/13/2018		500,051
300,000		5.340%	04/27/2011		305,822
300,000		5.370%	03/19/2018		300,036
500,000		5.500%	04/28/2011		502,519

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount	Coupon Rate	Maturity Date		Value

Federal Home Loan Bank, Continued
$300,000	5.500%	01/26/2016	(a)	$300,279
275,000	5.500%	10/27/2016		281,938
250,000	5.625%	08/28/2013		256,783
300,000	5.650%	03/07/2013		300,895
200,000	5.700%	02/28/2013		200,532
200,000	5.700%	10/17/2018		200,030
300,000	5.700%	11/05/2019		300,043
100,000	5.730%	03/22/2019		100,015
1,000,000	5.750%	05/13/2019	(b)	1,016,938
300,000	6.000%	04/25/2016		301,178
500,000	6.000%	09/15/2021		511,230
500,000	6.000%	11/21/2022		501,791
1,000,000	6.000%	11/28/2022		997,669

				8,856,473

Federal Home Loan Mortgage Corporation: 13.3%
300,000	4.250%	06/18/2018	(a)	299,165
305,000	5.000%	01/27/2014		305,023
100,000	5.000%	04/01/2014		100,008
145,000	5.000%	11/14/2014		145,011
100,000	5.000%	07/29/2016		99,962
250,000	5.125%	03/04/2014		250,020
1,000,000	5.200%	03/05/2019	(b)	1,000,927
250,000	5.250%	12/12/2017		251,205
300,000	5.500%	11/24/2015		300,037
250,000	5.500%	12/12/2017		250,033
170,000	5.500%	03/18/2019		170,021
500,000	6.000%	06/18/2014	(b)	503,011
500,000	6.000%	01/29/2020		500,705
250,000	6.000%	10/21/2020		250,248
200,000	6.000%	02/23/2021	(b)	203,268
500,000	6.000%	10/20/2021		516,501
500,000	6.000%	08/22/2022		520,774
675,000	6.050%	08/22/2022		704,790
270,000	6.125%	04/04/2022		271,246
500,000	6.200%	06/26/2017		515,702
300,000	6.350%	07/11/2017		303,546

				7,461,203

Federal National Mortgage Association: 14.8%
250,000	5.000%	02/27/2013	(b)	250,390
118,000	5.125%	07/16/2018		117,332
405,000	5.200%	08/24/2017		404,587
500,000	5.250%	01/28/2013	(b)	500,464
350,000	5.250%	08/17/2015	(a)	350,088
100,000	5.250%	07/28/2018		99,779
750,000	5.375%	04/11/2022		758,850

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount	Coupon Rate	Maturity Date		Value

Federal National Mortgage Association, Continued
$300,000	5.750%	05/01/2013		$301,700
1,000,000	5.750%	11/07/2017	(b)	1,001,735
500,000	5.750%	09/22/2020		500,822
500,000	6.000%	04/04/2016	(b)	502,419
250,000	6.000%	05/12/2016	(b)	255,549
500,000	6.000%	05/24/2019		501,440
250,000	6.000%	04/28/2021		260,462
250,000	6.000%	06/07/2022		250,692
1,000,000	6.000%	03/21/2025	(b)	1,002,000
470,000	6.160%	10/06/2021		475,510
500,000	6.200%	05/09/2022		502,027
250,000	6.250%	02/14/2022		250,579

				8,286,425

Total U.S. Government Agency Obligations
(Cost $31,597,401)				32,005,031

Shares
COMMON STOCKS: 2.9%
CONSUMER DISCRETIONARY: 0.1%
6,500	Centerplate, Inc. (b)			58,630

CONSUMER STAPLES: 0.6%
16,500	Arctic Glacier Income Fund			192,259
4,500	B & G Foods, Inc. - Class A			80,370
1,900	Reddy Ice Holdings, Inc. (b)			48,089

				320,718

FINANCIALS: 0.2%
6,000	Babcock & Brown Air Ltd - ADR (a)			109,260
1,500	Lexington Realty Trust (b)			21,810

				131,070

REITS: 0.5%
6,000	Glimcher Realty Trust			123,300
2,000	Health Care Property Investors, Inc. (b)			69,560
3,500	HRPT Property Trust			87,360

				280,220

SHIPPING & TRANSPORTATION: 0.7%
16,600	Aries Maritime Transport Ltd.			108,730
5,500	Double Hull Tankers, Inc. (b)			67,320
25,000	Jazz Air Income Fund			194,032

				370,082

TELECOMMUNICATION SERVICES: 0.6%
4,000	Consolidated Communications Holdings, Inc. (b)			79,600
5,500	Iowa Telecommunications Services, Inc.			89,430
14,500	Windstream Corp. (b)			188,790

				357,820

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Shares					Value

UTILITIES: 0.2%
2,400	Ferrellgas Partners LP				$52,584
1,500	Suburban Propane Partners LP				60,870

					113,454

Total Common Stocks
(Cost $1,743,654)					1,631,994

PREFERRED STOCKS: 4.6%
Closed End: 3.4%			Rate
10	Advent Claymore Convertable Security		5.250%	(a)	250,000
7	Blackrock Preferred Income Strategy Fund		5.723%	(a)	175,000
40	Eaton Vance Limited Duration Income Fund Series A		5.600%	(a)	1,000,000
19	Eaton Vance Limited Duration Income Fund Series E		5.000%	(a)	475,000

					1,900,000

Consumer Discretionary: 0.2%
7,500	CBS Corp.				144,375

Financials: 1.0%
2,000	Barclays Bank Plc				47,500
7,200	Citigroup Capital XVII				136,800
4,000	Citigroup Capital XIX				88,000
6,000	Merrill Lynch Capital Trust II				115,740
8,000	Royal Bank of Scotland Group Plc, ADR				162,080

					550,120

Total Preferred Stocks
(Cost $2,767,190)					2,594,495

Principal Amount		Rate	Maturity Date
CERTIFICATE OF DEPOSIT: 0.4%
$200,000	Deutsche Bank	5.650%	01/30/2012		202,235

Total Certificate of Deposit
(Cost $200,000)					202,235

Shares
SHORT-TERM INVESTMENTS: 1.0%
Money Market Investment: 0.1%
50,624	First American Prime Obligations Fund				50,624

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount		Rate	Maturity Date		Value

U.S. Government Agency Obligations: 0.9%
$500,000	Federal Home Loan Mortgage Corporation	4.684%	02/04/2008	(b)	$497,658

Total Short Term Investments
(Cost $548,282)					548,282

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 18.2%
CERTIFICATE OF DEPOSIT: 0.9%
513,048		American Express Bank, 5.020% 1/16/08			513,079

COMMERCIAL PAPER: 8.2%
175,462		Atlantic Asset Securitization Corp., 5.447%, 1/25/08			174,887
256,524		Barton Capital Corp., 5.835%, 1/10/08			256,188
230,872		GovCo LLC, 5.584%, 1/15/08			230,417
192,393		Kitty Hawk Funding Corp., 5.323%, 1/25/08			191,762
524,164		KKR Atlantic Funding Trust, 5.441%, 3/13/08			518,020
384,786		Kommunalkredit Austria AG, 4.890%, 1/31/08			383,231
377,952		Rams Funding LLC, 5.238%, 2/11/08			377,952
434,328		Rams Funding LLC, 5.373%, 2/11/08			434,328
256,524		Ranger Funding Co. LLC, 5.456%, 1/11/08			256,155
234,719		Sheffield Receivables, 6.099%, 1/4/08			234,597
513,048		Societe Generale North America, 4.801%, 2/4/08			510,709
256,524		Thunder Bay Funding LLC, 5.839%, 1/14/08			256,052
256,524		Tulip Funding Corp., 5.627%, 1/03/08			256,424
256,524		Variable Funding Capital Company LLC, 5.492%, 1/18/08			255,919
256,524		Windmill Funding Corp., 6.136%, 1/10/08			256,188

					4,592,829

MONEY MARKET INVESTMENTS: 1.3%
227,006		AIM Short-Term Liquid Assets Portfolio - Institutional Class			227,006
509,970		Reserve Primary Fund			509,970

					736,976

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2007, Continued

Principal Amount		Value

REPURCHASE AGREEMENTS: 7.8%
$1,795,668	Credit Suisse, 4.640%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Morgan Stanley Collateralized Mortgage Obligation, 3/15/44, valued at $1,885,889. Repurchase proceeds are $1,796,131.)	$1,795,668
769,572	Morgan Stanley, 4.650%, Dated 12/31/07, Due 1/2/08, (Collateralized by a Fannie Mae Collateralized Mortgage Obligation, 9/25/35 valued at $812,937. Repurchase proceeds are $769,771.)	769,572
1,795,668	Morgan Stanley, 4.850%, Dated 12/31/07, Due 1/2/08, (Collateralized by various collateralized mortgage obligations, 6/15/22 - 9/15/42, valued at $1,833,210. Repurchase proceeds are $1,796,152.)	1,795,668

		4,360,908

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $10,209,936)		10,203,792

TOTAL INVESTMENTS
(Cost $65,183,619), 116.7%		65,344,885
LIABILITIES IN EXCESS OF OTHER ASSETS, (16.7)%		(9,344,190)

TOTAL NET ASSETS, 100.0%		$56,000,695

Percentages are stated as a percent of net assets.

(a)	Variable Rate
(b)	This security or portion of this security is out on loan at December 31, 2007.
ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2007

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

ASSETS
Investments in securities at cost	$59,282,210	$68,979,104	$67,207,867

Investments in securities at value (Including $12,268,081, $16,811,627, $17,539,928 of securities loaned, respectively)	$66,582,079	$76,524,860	$71,857,801
Receivables:
Fund shares sold	138,084	125,713	81,366
Dividends and interest	62,421	119,426	14,627
Prepaid expenses	7,204	7,542	6,447

Total assets	66,789,788	76,777,541	71,960,241

LIABILITIES
Payable upon return of securities loaned	12,716,108	17,425,583	18,180,483
Payables:
Fund shares redeemed	56,065	4,837	63,513
Securities purchased	—	—	589,407
Advisory fees	22,873	25,306	22,287
Service Fees	6,862	7,592	6,686
Administration fees	6,886	6,530	6,810
Distribution fees	33,853	37,835	33,415
Accrued expenses	31,825	32,001	32,806

Total liabilities	12,874,472	17,539,684	18,935,407

NET ASSETS	$53,915,316	$59,237,857	$53,024,834

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	2,610,678	2,043,365	1,586,246

Net asset value per share	$20.65	$28.99	$33.43

Maximum offering price per share* (Net asset value divided by 94.25%)	$21.91	$30.76	$35.47

COMPONENTS OF NET ASSETS
Paid in capital	$47,785,347	$51,509,991	$49,732,249
Undistributed net investment income	8,651	8,439	—
Accumulated net realized gain (loss) on investments	(1,178,551)	173,671	(1,357,349)
Net unrealized appreciation on investments	7,299,869	7,545,756	4,649,934

Net assets	$53,915,316	$59,237,857	$53,024,834

*	Redemption price per share is equal to net asset value less any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2007

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

ASSETS
Investments in securities at cost	$66,186,815	$68,947,343	$65,183,619

Investments in securities at value (Including $20,327,702, $0 and $9,850,207 of securities loaned, respectively)	$72,958,676	$74,058,796	$65,344,885
Foreign Currency (cost $452,696, $0, $0, $0)
Cash	—	2,773	3,864
Receivables:
Fund shares sold	142,964	188,499	246,099
Securities sold	—	—	500,000
Dividends and interest	46,450	372,278	714,815
Prepaid expenses	5,197	8,084	6,580

Total assets	73,153,287	74,630,430	66,816,243

LIABILITIES
Payable upon return of securities loaned	21,070,068	—	10,209,936
Payables:
Fund shares redeemed	85,902	1,143	4,149
Securities purchased	289,328	—	514,947
Advisory fees	22,305	38,840	4,714
Service Fees	6,692	9,523	7,089
Administration fees	7,232	10,396	6,537
Distribution fees	35,708	47,523	34,934
Accrued expenses	34,596	38,505	33,242

Total liabilities	21,551,831	145,930	10,815,548

NET ASSETS	$51,601,456	$74,484,500	$56,000,695

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	1,231,246	2,596,377	2,130,758

Net asset value per share	$41.91	$28.69	$26.28

Maximum offering price per share* (Net asset value divided by 94.25%)	$44.47	$30.44	$27.88

COMPONENTS OF NET ASSETS
Paid in capital	$47,219,662	$68,807,400	$56,285,977
Undistributed net investment income	—	529,544	200,072
Accumulated net realized gain (loss) on investments	(2,390,067)	36,103	(646,620)
Net unrealized appreciation on investments	6,771,861	5,111,453	161,266

Net assets	$51,601,456	$74,484,500	$56,000,695

*	Redemption price per share is equal to net asset value less any applicable sales charge.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2007

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

INVESTMENT INCOME
Income
Dividends	$592,403	$1,406,268	$245,875
Interest	26,330	18,656	19,531
Income from securities lending	15,913	17,488	24,873

Total income	634,646	1,442,412	290,279

Expenses
Advisory fees	248,349	295,835	256,206
12b-1 fees (Note 3)	124,175	147,918	128,103
Service fees	74,505	88,751	76,862
Fund accounting fees	29,538	32,135	29,746
Administration fees	34,188	40,824	35,009
Transfer agent fees	29,666	31,726	34,269
Registration expense	21,225	20,693	18,592
Audit fees	14,605	14,630	14,580
Custody fees	10,289	11,955	10,351
Legal fees	8,140	8,151	8,024
Reports to shareholders	7,483	9,362	7,944
Trustee fees	4,852	5,267	4,975
Insurance expense	1,195	2,360	1,245
Miscellaneous	2,532	2,782	2,807

Total expenses	610,742	712,389	628,713
Add: expenses recouped by Advisor (Note 3)	3,564	—	—
Add: interest expenses (Note 6)	79	388	1,297

Net expenses	614,385	712,777	630,010

Net investment income (loss)	20,261	729,635	(339,731)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments	1,139,358	476,892	5,011,772
Change in net unrealized appreciation/depreciation on investments	2,743,543	645,048	(782,661)

Net realized and unrealized gain on investments	3,882,901	1,121,940	4,229,111

Net increase in net assets resulting from operations	$3,903,162	$1,851,575	$3,889,380

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2007

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$875,419	$4,578,392 (1)	$172,328
Interest	22,491	123,330	2,684,200
Income from securities lending	32,214	—	8,068

Total income	930,124	4,701,722	2,864,596

Expenses
Advisory fees	290,312	471,752	208,045
12b-1 fees (Note 3)	145,156	181,443	130,028
Service fees	87,093	108,866	78,017
Fund accounting fees	40,865	38,566	42,481
Administration fees	40,961	50,931	36,468
Transfer agent fees	35,687	32,046	26,840
Registration expense	18,649	25,102	20,251
Audit fees	14,580	14,580	14,555
Custody fees	12,441	15,426	10,698
Legal fees	10,356	12,025	8,522
Reports to shareholders	8,911	11,087	7,392
Trustee fees	5,357	5,691	4,863
Insurance expense	1,510	1,685	1,245
Miscellaneous	3,156	3,497	2,832

Total expenses	715,034	972,697	592,237
Add: expenses recouped by Advisor (Note 3)	—	6,887	—
Less: expenses waived and reimbursed (Note 3)	—	—	(124,136)
Add: interest expenses (Note 6)	1,933	1,976	147

Net expenses	716,967	981,560	468,248

Net investment income	213,157	3,720,162	2,396,348

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	1,794,064	1,755,504	(17,534)
Foreign currency transactions	—	(2,717)	143
Change in net unrealized appreciation/depreciation on:
Investments	(2,575,618)	(4,387,547)	215,947
Foreign currency translations	—	413	—

Net realized and unrealized gain (loss) on investments and foreign currency	(781,554)	(2,634,347)	198,556

Net increase (decrease) in net assets resulting from operations	$(568,397)	$1,085,815	$2,594,904

(1)	Net of foreign tax withheld of $46,201.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$20,261	$(22,679)	$729,635	$629,694
Net realized gain on investments	1,139,358	1,947,587	476,892	5,484,797
Change in net unrealized appreciation/ depreciation on investments	2,743,543	1,568,884	645,048	1,644,004

Net increase in net assets resulting from operations	3,903,162	3,493,792	1,851,575	7,758,495

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(11,592)	(6,249)	(720,330)	(667,463)
From net realized gain	(1,109,970)	—	(1,232,979)	(3,759,880)

Total distributions to shareholders	(1,121,562)	(6,249)	(1,953,309)	(4,427,343)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,186,097	23,149,811	13,160,044	26,242,644
Proceeds from reinvestment of distribution	1,100,206	6,152	1,911,865	4,344,269
Cost of shares redeemed	(7,273,125)	(6,187,487)	(10,696,756)	(8,447,368)
Redemption fees	831	3,948	1,344	3,589

Net increase in net assets resulting from share transactions	7,014,009	16,972,424	4,376,497	22,143,134

Total increase in net assets	9,795,609	20,459,967	4,274,763	25,474,286

NET ASSETS
Beginning of year	44,119,707	23,659,740	54,963,094	29,488,808

End of year	$53,915,316	$44,119,707	$59,237,857	$54,963,094

Undistributed net investment income	$8,651	$—	$8,439	$—

CHANGE IN SHARES
Shares sold	643,612	1,276,040	431,240	929,449
Shares issued on reinvestment of distribution	53,642	312	66,709	149,750
Shares redeemed	(354,010)	(341,342)	(348,560)	(295,861)

Net increase	343,244	935,010	149,389	783,338

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(339,731)	$(203,965)	$213,157	$174,621
Net realized gain on investments	5,011,772	4,264,201	1,794,064	4,379,312
Change in net unrealized appreciation/ depreciation on investments	(782,661)	(3,263,258)	(2,575,618)	899,523

Net increase (decrease) in net assets resulting from operations	3,889,380	796,978	(568,397)	5,453,456

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(211,577)	(206,057)
From net realized gain	(6,126,624)	(3,665,131)	(7,774,961)	(1,315,493)
From paid in capital	(15,213)	—	(36,595)	—

Total distributions to shareholders	(6,141,837)	(3,665,131)	(8,023,133)	(1,521,550)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,576,666	21,004,447	15,104,738	21,304,884
Proceeds from reinvestment of distribution	5,983,807	3,570,613	7,759,661	1,475,936
Cost of shares redeemed	(12,121,431)	(7,908,832)	(16,167,069)	(9,039,694)
Redemption fees	972	4,271	1,253	3,430

Net increase in net assets resulting from share transactions	8,440,014	16,670,499	6,698,583	13,744,556

Total increase (decrease) in net assets	6,187,557	13,802,346	(1,892,947)	17,676,462

NET ASSETS
Beginning of year	46,837,277	33,034,931	53,494,403	35,817,941

End of year	$53,024,834	$46,837,277	$51,601,456	$53,494,403

CHANGE IN SHARES
Shares sold	398,414	552,349	291,528	441,438
Shares issued on reinvestment of distribution	181,108	100,383	185,327	29,238
Shares redeemed	(327,271)	(210,464)	(314,421)	(189,106)

Net increase	252,251	442,268	162,434	281,570

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006	Year Ended 12/31/2007	Year Ended 12/31/2006

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,720,162	$2,614,021	$2,396,348	$1,693,210
Net realized gain (loss) on:
Investments	1,755,504	823,421	(17,534)	(279,575)
Foreign currency	(2,717)	4,376	143	—
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	(4,387,134)	7,020,008	215,947	117,584

Net increase in net assets resulting from operations	1,085,815	10,461,826	2,594,904	1,531,219

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,543,840)	(2,621,833)	(2,320,831)	(1,544,311)
From net realized gain	(141,575)	—	—	—
From paid in capital	(191,895)	(162,642)	—	—

Total distributions to shareholders	(3,877,310)	(2,784,475)	(2,320,831)	(1,544,311)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,907,421	26,117,841	16,568,858	27,148,233
Proceeds from reinvestment of distribution	3,668,865	2,664,568	2,233,918	1,492,211
Cost of shares redeemed	(13,969,952)	(8,524,404)	(9,303,127)	(11,230,202)
Redemption fees	15,453	4,220	2,686	9,519

Net increase in net assets resulting from share transactions	11,621,787	20,262,225	9,502,335	17,419,761

Total increase in net assets	8,830,292	27,939,576	9,776,408	17,406,669

NET ASSETS
Beginning of year	65,654,208	37,714,632	46,224,287	28,817,618

End of year	$74,484,500	$65,654,208	$56,000,695	$46,224,287

Undistributed net investment income (loss)	$529,544	(7,220)	$200,072	$171,087

CHANGE IN SHARES
Shares sold	721,638	949,763	631,620	1,038,343
Shares issued on reinvestment of distribution	122,601	95,595	85,615	57,402
Shares redeemed	(457,058)	(309,245)	(354,593)	(430,024)

Net increase	387,181	736,113	362,642	665,721

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
	Large Growth Portfolio
	Year Ended 12/31/07	Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$19.46	$17.76		$17.40	$16.46	$13.38

Income from investment operations:
Net investment income (loss)	0.01	(0.01	)(1)	0.03	0.09	0.02
Net realized and unrealized gain on investments	1.62	1.71		0.36	0.92	3.08

Total from investment operations	1.63	1.70		0.39	1.01	3.10

Less distributions:
From net investment income	(0.01)	(0.00	)(2)	(0.03)	(0.08)	(0.02)
From net realized gain	(0.43)	—		—	—	—
Return of capital	—	—		—	—	(0.01)

Total distributions	(0.44)	(0.00)		(0.03)	(0.08)	(0.03)

Paid in capital from redemption fees (Note 2)	0.00 (2)	0.00	(2)	0.00 (2)	0.01	0.01

Net asset value, end of period	$20.65	$19.46		$17.76	$17.40	$16.46

Total return	8.38%	9.59%		2.24%	6.22%	23.21%

Ratios/supplemental data:
Net assets, end of period (millions)	$53.9	$44.1		$23.7	$20.6	$19.0

Portfolio turnover rate	81.88%	87.06%		11.97%	36.04%	38.72%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.23%	1.22%		1.26%	1.30%	1.28%
After fees waived and expenses absorbed/recouped	1.24%	1.25%		1.25%	1.25%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.04%	(0.03)%		0.17%	0.50%	0.09%
After fees waived and expenses absorbed/recouped	0.05%	(0.06)%		0.18%	0.55%	0.12%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$29.02	$26.55	$24.57	$21.78	$17.27

Income from investment operations:
Net investment Income	0.37	0.34	0.21	0.16	0.15
Net realized and unrealized gain on investments	0.59	4.68	2.00	2.73	4.51

Total from investment operations	0.96	5.02	2.21	2.89	4.66

Less distributions:
From net investment income	(0.37)	(0.38)	(0.23)	(0.11)	(0.15)
From net realized gain	(0.62)	(2.17)	—	—	—
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.99)	(2.55)	(0.23)	(0.11)	(0.17)

Paid in capital from redemption fees (Note 2)	0.00 (1)	0.00 (1)	0.00 (1)	0.01	0.02

Net asset value, end of period	$28.99	$29.02	$26.55	$24.57	$21.78

Total return	3.34%	18.92%	9.01%	13.32%	27.10%

Ratios/supplemental data:
Net assets, end of period (millions)	$59.2	$55.0	$29.5	$25.0	$22.5

Portfolio turnover rate	20.23%	66.89%	24.48%	86.66%	62.52%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.20%	1.18%	1.18%	1.25%	1.22%
After fees waived and expenses recouped	1.20%	1.18%	1.18%	1.25%	1.25%

Ratio of net investment income to average net assets:
Before fees waived and expenses recouped	1.23%	1.42%	0.91%	0.69%	0.88%
After fees waived and expenses recouped	1.23%	1.42%	0.91%	0.69%	0.85%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Growth Portfolio
	Year Ended 12/3107		Year Ended 12/31/06		Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$35.11		$37.05		$33.89	$29.16	$21.76

Income from investment operations:
Net investment loss	(0.21	)(2)	(0.18	)(1)	(0.14)	(0.20)	(0.18)
Net realized and unrealized gain on investments	2.97		1.26		3.30	4.92	7.56

Total from investment operations	2.76		1.08		3.16	4.72	7.38

Less distributions:
From net realized gain	(4.43)		(3.02)		—	—	—
From paid in capital	(0.01)		—		—	—	—

Total distributions	(4.44)		(3.02)		—	—	—

Paid in capital from redemption fees (Note 2)	0.00	(3)	0.00	(3)	0.00 (3)	0.01	0.02

Net asset value, end of period	$33.43		$35.11		$37.05	$33.89	$29.16

Total return	8.00%		2.80%		9.32%	16.22%	34.01%

Rations/supplemental date:
Net assets, end of period (millions)	$53.0		$46.8		$33.0	$24.9	$20.5

Portfolio turnover rate	121.40%		85.04%		9.67%	61.53%	51.19%

Ratio of expenses to average net assets
Before fees waived and expenses absorbed/recouped	1.23%		1.20%		1.19%	1.29%	1.27%
After fees waived and expenses absorbed/recouped	1.23%		1.20%		1.19%	1.35%	1.35%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.66)%		(0.48)%		(0.44)%	(0.62)%	(0.67)%
After fees waived and expenses absorbed/recouped	(0.66)%		(0.48)%		(0.44)%	(0.68)%	(0.75)%

(1)	Net investment loss per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Value Portfolio
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$50.05	$45.50	$43.29	$36.70	$26.79

Income from investment operations:
Net investment income (loss)	0.20	0.17	0.08	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	(0.60)	5.86	4.98	7.74	9.86

Total from investment operations	(0.40)	6.03	5.06	7.72	9.90

Less distributions:
From net investment income	(0.20)	(0.20)	(0.08)	(0.04)	(0.01)
From net realized gain	(7.50)	(1.28)	(2.78)	(1.10)	—
From paid in capital	(0.04)	—	—	—	—

Total distributions	(7.74)	(1.48)	(2.86)	(1.14)	(0.01)

Paid in capital from redemption fees (Note 2)	0.00 (1)	0.00 (1)	0.01	0.01	0.02

Net asset value, end of period	$41.91	$50.05	$45.50	$43.29	$36.70

Total return	(0.79)%	13.23%	11.64%	21.10%	37.02%

Ratios/supplemental data:
Net assets, end of period (millions)	$51.6	$53.5	$35.8	$26.7	$21.9

Portfolio turnover rate	39.52%	34.47%	26.75%	79.62%	50.86%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.23%	1.19%	1.17%	1.29%	1.29%
After fees waived and expenses recouped	1.23%	1.19%	1.17%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	0.37%	0.41%	0.20%	(0.04)%	0.21%
After fees waived and expenses recouped	0.37%	0.41%	0.20%	0.02%	0.15%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
	Dividend & Income Portfolio
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$29.72	$25.60	$26.20	$23.48	$18.00

Income from investment operations:
Net investment income	1.51 (1)	1.33	0.88	0.78	0.22
Net realized and unrealized gain (loss) on investments	(0.91)	4.20	(0.46)	2.84	5.37

Total from investment operations	0.60	5.53	0.42	3.62	5.59

Less distributions:
From net investment income	(1.51)	(1.33)	(0.88)	(0.87)	(0.12)
From net realized gain	(0.06)	—	—	—	—
Return of capital	(0.07)	(0.08)	(0.15)	(0.04)	—

Total distributions	(1.64)	(1.41)	(1.03)	(0.91)	(0.12)

Paid in capital from redemption fees (Note 2)	0.01	0.00 (2)	0.01	0.01	0.01

Net asset value, end of period	$28.69	$29.72	$25.60	$26.20	$23.48

Total return	1.91%	22.10%	1.65%	15.79%	31.15%

Ratios/supplemental data:
Net assets, end of period (millions)	$74.5	$65.7	$37.7	$26.2	$10.8

Portfolio turnover rate	12.73%	10.03%	2.34%	0.96%	111.78	%(3)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.34%	1.31%	1.28%	1.42%	2.54%
After fees waived and expenses absorbed/recouped	1.35%	1.35%	1.35%	1.35%	1.60%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	5.14%	5.04%	3.53%	3.54%	0.82%
After fees waived and expenses absorbed/recouped	5.13%	5.00%	3.46%	3.61%	1.76%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.
(3)	Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/03

Net asset value, beginning of period	$26.14	$26.14	$26.61	$26.82	$27.92

Income from investment operations:
Net investment income	1.17	1.13	1.05	1.14	1.37
Net realized and unrealized gain (loss) on investments	0.14	(0.13)	(0.50)	(0.23)	(0.18)

Total from investment operations	1.31	1.00	0.55	0.91	1.19

Less distributions:
From net investment income	(1.17)	(1.01)	(1.03)	(1.13)	(1.37)
From net realized gain	—	—	—	—	(0.82)
Return of capital	—	—	—	—	(0.14)

Total distributions	(1.17)	(1.01)	(1.03)	(1.13)	(2.33)

Paid in capital from redemption fees (Note 2)	0.00 (1)	0.01	0.01	0.01	0.04

Net asset value, end of period	$26.28	$26.14	$26.14	$26.61	$26.82

Total return	5.11%	3.96%	2.13%	3.47%	4.42%

Ratios/supplemental data:
Net assets, end of period (millions)	$56.0	$46.2	$28.8	$22.5	$29.4

Portfolio turnover rate	47.46%	42.19%	26.06%	38.50%	123.50%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.14%	1.11%	1.10%	1.14%	0.89%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	0.88%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.37%	4.22%	3.82%	3.87%	4.63%
After fees waived and expenses absorbed	4.61%	4.43%	4.02%	4.11%	4.64%

(1)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio. Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

(“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Financial Accounting Standards Board (FASB) issued a Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of the adoption of SFAS No. 157 on its financial statements.

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase and which were not subject to a sales charge at the time of purchase or to a contingent deferred sales charge at the time of redemption. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Funds indicated below have Post October losses:

Portfolio	Post October Loss Currency	Post October Loss
Large Growth Portfolio	—	$1,178,551
Mid/Small Growth Portfolio	—	1,357,349
Mid/Small Value Portfolio	—	2,390,067
Dividend & Income Portfolio	$416	—
Intermediate Fixed Income Portfolio	14	—

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2007, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2012	2013	2014	2015	Total
Intermediate Fixed Income Portfolio	$273,604	$115,546	$226,027	$31,443	$646,620

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

Effective June 29, 2007, the Portfolios adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Portfolios’ net assets or results of operations. FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund only relate to Federal tax years. As of December 31, 2007, open Federal tax years include the tax year ended December 31, 2004 through December 31, 2007.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.

Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At December 31, 2007, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$12,268,081	$12,700,457
Rochdale Large Value Portfolio	16,811,627	17,411,619
Rochdale Mid/Small Growth Portfolio	17,539,928	18,165,564
Rochdale Mid/Small Value Portfolio	20,327,702	21,055,576
Rochdale Intermediate Fixed Income Portfolio	9,850,207	10,203,792

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2007 permanent differences in book and tax accounting have been reclassified to undistributed net investment income/(loss), accumulated realized gain/(loss) on investment, and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Rochdale Large Growth Portfolio	(18)	16	2
Rochdale Large Value Portfolio	(866)	866	—
Rochdale Mid/Small Growth Portfolio	339,731	(338,671)	1,060
Rochdale Mid/Small Value Portfolio	(1,580)	1,580	—
Rochdale Dividend & Income Portfolio	360,442	(25,574)	(334,868)
Rochdale Intermediate Fixed Income Portfolio	(46,532)	46,532	—

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

L.	Securities Sold Short. To the extent the Funds engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

M.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios; and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

The Advisor also furnishes the portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per portfolio basis a fee based upon the average daily net assets of these portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.25%, 1.25%, 1.35%, 1.35%, 1.35% and 0.90% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended December 31, 2007, the Advisor has reimbursed for expenses in excess of the limit in the amounts of $124,136 for the Intermediate Fixed Income Portfolio. The Advisor has recouped for expenses previously reimbursed of $3,564 for the Large Growth Portfolio and $6,887 for the Dividend & Income Portfolio.

At December 31, 2007, the cumulative amounts available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Intermediate Fixed Income Portfolio	$252,246

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

At December 31, 2007, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2008	2009	2010
Rochdale Intermediate Fixed Income Portfolio	$47,640	$80,470	$124,136

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s share has advised the Trust that it retained net selling commission for the year ended December 31, 2007 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$1,366
Rochdale Large Value Portfolio	1,106
Rochdale Mid/Small Growth Portfolio	682
Rochdale Mid/Small Value Portfolio	617
Rochdale Dividend & Income Portfolio	2,405
Rochdale Intermediate Fixed Income Portfolio	710

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the year ended December 31, 2007, the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$124,175
Rochdale Large Value Portfolio	147,918
Rochdale Mid/Small Growth Portfolio	128,103
Rochdale Mid/Small Value Portfolio	145,156
Rochdale Dividend & Income Portfolio	181,443
Rochdale Intermediate Fixed Income Portfolio	130,028

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from the Portfolios at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the year ended December 31, 2007, RIM Securities LLC received $114 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

Portfolio	Commissions
Rochdale Large Growth Portfolio	$94,088
Rochdale Large Value Portfolio	38,037
Rochdale Mid/Small Growth Portfolio	193,736
Rochdale Mid/Small Value Portfolio	83,480
Rochdale Dividend & Income Portfolio	29,569
Rochdale Intermediate Fixed Income Portfolio	2,767

$441,677

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended December 31, 2007, are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$45,970,581	$40,298,476
Rochdale Large Value Portfolio	14,788,646	11,856,387
Rochdale Mid/Small Growth Portfolio	63,449,204	61,595,009
Rochdale Mid/Small Value Portfolio	22,625,429	23,348,378
Rochdale Dividend & Income Portfolio	14,292,056	8,833,667
Rochdale Intermediate Fixed Income Portfolio	31,712,245	22,946,592

NOTE 5 – TAX INFORMATION

As of December 31, 2007, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio
Cost of investments for tax purposes	$59,282,210	$68,988,058	$67,207,867

Gross tax unrealized appreciation	7,759,469	10,815,045	7,592,250
Gross tax unrealized depreciation	(459,600)	(3,278,243)	(2,942,316)

Net tax unrealized appreciation on investments*	7,299,869	7,536,802	4,649,934
Undistributed ordinary income	8,651	94,124	—
Undistributed long-term capital gain	—	96,940	—
Other accumulated losses	(1,178,551)	—	(1,357,349)

Total distributable earnings	$6,129,969	$7,727,866	$3,292,585

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio
Cost of investments for tax purposes	$66,186,815	$68,381,280	$65,163,053

Gross tax unrealized appreciation	9,795,931	12,070,905	736,591
Gross tax unrealized depreciation	(3,024,070)	(6,393,389)	(554,759)

Net tax unrealized appreciation on investments*	6,771,861	5,677,516	181,832
Undistributed ordinary income	—	—	179,520
Other accumulated losses	(2,390,067)	(416)	(646,634)

Total distributable earnings/(deficit)	$4,381,794	$5,677,100	$(285,282)

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales and passive foreign investment companies.

The tax composition of dividends for the year ended December 31, 2007 was as follows:

	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital Total
Large Growth Portfolio	$263,647	$857,915	$—
Large Value Portfolio	999,080	954,229	—
Mid/Small Growth Portfolio	1,498,644	4,627,980	15,213
Mid/Small Value Portfolio	939,630	7,046,908	36,595
Dividend & Income Portfolio	3,497,955	187,460	191,895
Intermediate Fixed Income Portfolio	2,320,831	—	—

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2007, Continued

The tax composition of dividends for the fiscal year ended December 31, 2006 was as follows:

	Ordinary Income Total	Long-term Capital Gains Total	Return of Capital
Large Growth Portfolio	$6,249	$—	$—
Large Value Portfolio	722,830	3,704,513	—
Mid/Small Growth Portfolio	—	3,665,131	—
Mid/Small Value Portfolio	206,057	1,315,493	—
Dividend & Income Portfolio	2,641,833	—	162,642
Intermediate Fixed Income Portfolio	1,544,312	—	—

NOTE 6 – LINE OF CREDIT

Each of the Portfolios has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Funds’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended December 31, 2007, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$79	7.75%	$33,200	$48,100
Rochdale Large Value Portfolio	2,000,000	388	7.52	80,826	144,700
Rochdale Mid/Small Growth Portfolio	2,000,000	1,297	7.39	150,400	428,000
Rochdale Mid/Small Value Portfolio	2,000,000	1,933	7.17	344,228	1,689,000
Rochdale Dividend & Income Portfolio	2,000,000	1,976	7.75	353,077	871,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	147	7.62	57,667	85,000

At December 31, 2007, there were no borrowings under the LOC for each Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2007, and the related statements of operations for the year then ended , statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U. S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio as of December 31, 2007, the results of their operations, changes in their net assets and financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2008

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 61	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	6	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 50	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 50	Treasurer	Since 2005	Chief Financial Officer, Rochdale Investment Management since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 36	Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel, Rochdale Investment Management	N/A	N/A
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 67	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	6	*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 71	Trustee	Since 2001	Consultant, Credit Suisse (securities and investment banking)	6	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 72	Trustee	Since 2004	Consultant, Babcock & Brown, 2001 to present; Senior Vice President Financial Operations, The Interpublic Group of Companies Inc., 1986 to 2001	6	American Technical Ceramics; Rent-A- Wreck;*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of dividends declared from net investment income designated as qualified dividend income is as follows:

Large Growth Portfolio	100.00%
Large Value Portfolio	100.00%
Mid/Small Growth Portfolio	38.63%
Mid/Small Value Portfolio	100.00%
Dividend & Income Portfolio	96.00%
Intermediate Fixed Income Portfolio	7.15%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2007 is as follows:

Large Growth Portfolio	100.00%
Large Value Portfolio	100.00%
Mid/Small Growth Portfolio	16.40%
Mid/Small Value Portfolio	100.00%
Dividend & Income Portfolio	94.10%
Intermediate Fixed Income Portfolio	5.60%

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Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr,, Suite 302

Milwakee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Thomas J. Volpe is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2007	FYE 12/31/2006
Audit Fees	$87,000	$111,000
Audit-Related Fees	$0	$0
Tax Fees	$15,000	$20,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2007	FYE 12/31/2006
Registrant	$15,000	$20,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 24, 2004.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rochdale Investment Trust

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date	3/7/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date	3/7/08

By (Signature and Title)	/s/ Edmund Towers
Edmund Towers, Treasurer

Date	3/7/08